UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SKILLED HEALTHCARE GROUP, INC.

(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 25, 2013
Dear Stockholder:
You are invited to attend the 2013 Annual Meeting of Stockholders of Skilled Healthcare Group, Inc., to be held on May 7, 2013, at 11:00 a.m. local time, at our office located at 27442 Portola Parkway, Suite 200, Foothill Ranch, CA 92610.
At this year's annual meeting you will be asked to:

1.	Elect three Class III directors to serve for a three-year term;

2.	Vote on an advisory basis to approve the compensation of our named executive officers as described in this proxy statement;

3.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

4.
Approve an amendment to the Amended and Restated Skilled Healthcare Group, Inc. 2007 Incentive Award Plan, which would increase the number of shares of Class A common stock reserved for issuance thereunder by 1,000,000 shares; and

5.	Transact such other business as may properly come before the annual meeting, including any adjournment or postponement thereof.
The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully. The Board of Directors recommends a vote “FOR” the election of each of the three nominees for director in Proposal 1, and “FOR” the approval of each of Proposals 2, 3 and 4. In addition to the business to be transacted as described above, management will speak on our developments of the past year and respond to questions of general interest to stockholders.
We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this proxy statement and our 2012 Annual Report to Stockholders. The Internet Availability Notice contains instructions on how to access those documents over the Internet. The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2012 Annual Report to Stockholders and a form of proxy card or voting instruction card, as applicable. All stockholders who do not receive an Internet Availability Notice will receive a paper copy of the proxy materials by mail. This process reduces the costs of printing and distributing our proxy materials and also provides other benefits.
It is important that your shares be represented and voted at the annual meeting whether or not you plan to attend in person. If you are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Internet Availability Notice and the instructions listed on the Internet site. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to submit your proxy by telephone or over the Internet. Submitting a proxy over the Internet, by telephone or by mailing a proxy card will ensure your shares are represented at the annual meeting.
Sincerely,
Roland G. Rapp
Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary

SKILLED HEALTHCARE GROUP, INC.
27442 Portola Parkway, Suite 200
Foothill Ranch, California 92610
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2013
To the Stockholders of Skilled Healthcare Group, Inc.:
We will hold our 2013 Annual Meeting of Stockholders at our office located at 27442 Portola Parkway, Suite 200, Foothill Ranch, CA 92610, on May 7, 2013, at 11:00 a.m. local time, to:

1.
Elect Robert M. Le Blanc, Michael Boxer and Bruce Yarwood as Class III directors, each with a three-year term expiring at our 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	Vote on an advisory basis to approve the compensation of our named executive officers, as described in the attached proxy statement;

3.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

4.
Approve an amendment to the Amended and Restated Skilled Healthcare Group, Inc. 2007 Incentive Award Plan, which would increase the number of shares of Class A common stock reserved for issuance thereunder by 1,000,000 shares; and

5.	Transact such other business as may properly come before the annual meeting, including any continuation, postponement or adjournment thereof.
 These items of business are described in the attached proxy statement. Only our stockholders of record at the close of business on March 14, 2013, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting and any continuation, postponement or adjournment of the annual meeting. A list of stockholders eligible to vote at our annual meeting will be available for inspection at the annual meeting, and at our executive offices during regular business hours for a period of no less than ten days prior to the annual meeting.
Your vote is important. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we have elected to furnish our proxy materials to stockholders by providing access to the materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) has been mailed to the majority of our stockholders, while other stockholders have instead received paper copies of the documents accessible on the Internet. It is important that your shares be represented and voted whether or not you plan to attend the annual meeting in person. If you are the registered holder of your shares and are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Internet Availability Notice previously mailed to you and the instructions listed on the Internet site. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to submit your proxy by telephone or over the Internet. Submitting a proxy over the Internet, by telephone or by mailing a proxy card will ensure your shares are represented at the annual meeting.
By Order of the Board of Directors,
Roland G. Rapp
Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary

i

*****

ii

PROXY STATEMENT
_______________
INFORMATION CONCERNING VOTING AND SOLICITATION
General
The enclosed proxy is solicited on behalf of the board of directors of Skilled Healthcare Group, Inc., a Delaware corporation, for use at the 2013 Annual Meeting of Stockholders to be held on Tuesday, May 7, 2013, at 11:00 a.m. local time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and any business properly brought before the annual meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the annual meeting. In this proxy statement, “Skilled Healthcare,” “we,” “us” and “our” mean Skilled Healthcare Group, Inc., unless otherwise indicated. We intend to mail the Notice of Internet Availability of Proxy Materials, or Internet Availability Notice, to certain of our stockholders, and, alternatively, a paper copy of this proxy statement and accompanying proxy card to all other stockholders, on or about March 25, 2013 to all stockholders entitled to notice of and to vote at the annual meeting. The annual meeting will be held at our office located at 27442 Portola Parkway, Suite 200, Foothill Ranch, CA 92610.
Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Stockholders to Be Held on May 7, 2013
The notice of the 2013 Annual Meeting of Stockholders, this proxy statement, a proxy card sample and our 2012 Annual Report to Stockholders are available on our website at www.skilledhealthcaregroup.com/proxy. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
Stockholders Entitled to Vote
Stockholders of record as of the close of business on March 14, 2013 are entitled to notice of, and to vote at, the annual meeting. The holders of our common stock are entitled to one (1) vote for each share of Class A common stock held and ten (10) votes for each share of Class B common stock held on all matters to be voted upon at the annual meeting. You may vote your shares at the annual meeting by attending and voting in person, by voting via the Internet or telephone as described herein, or by having your shares represented at the annual meeting by a valid proxy.
Voting
You may vote by ballot in person at the annual meeting. Alternatively, if your shares are registered directly in your name, you may submit a proxy and vote by using any of the following methods:

•	By Telephone-You may use any touch-tone telephone to vote at any time until 11:59 p.m. (Eastern Time) on Monday, May 6, 2013, by calling 1-800-690-6903 and following the voice-guided instructions.

•
By Internet-You may use the Internet to vote at any time until 11:59 p.m. (Eastern Time) on Monday, May 6, 2013, by going to www.proxyvote.com. To vote by Internet, go to www.proxyvote.com and follow the instructions for Internet voting shown on your proxy card or Internet Availability Notice.

•
By Mail-If you received a printed proxy card, you may vote by completing, signing and dating the proxy card and returning it in its accompanying postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To determine how you may revoke or change your vote submitted via the telephone, Internet or mail as described above, please refer to the section below entitled “Revoking Your Proxy; Changing Your Vote.”
If your shares are not registered directly in your name (e.g. you hold your shares in a stock brokerage account or through a bank or other holder of record), you may vote by following the instructions detailed on the notice or voting instruction form you receive from your broker or other nominee.

Your vote is very important. Accordingly, whether or not you plan to attend the annual meeting in person, you should vote by using one of the methods described above.
All properly signed proxies that are received before the polls are closed at the annual meeting and that are not revoked will be voted at the annual meeting according to the instructions indicated on the proxies or, if no instructions are indicated with respect to a particular proposal, they will be voted as follows: (i) “FOR” the election of each of the three nominees for director as described in Proposal 1; (ii) “FOR” the advisory approval of the compensation of our named executive officers as described in Proposal 2; (iii) “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm as described in Proposal 3; and (iv) “FOR” the approval of the amendment to the Amended and Restated Skilled Healthcare Group, Inc. 2007 Incentive Award Plan to increase the number of shares of Class A Common Stock reserved thereunder by 1,000,000.
The enclosed proxy gives Jose C. Lynch and Roland G. Rapp, or either of them, discretionary authority to vote your shares in their discretion with respect to all additional matters that might come before the annual meeting, including any motion made for continuance, adjournment or postponement of the annual meeting (including for purposes of soliciting additional votes).
Revoking Your Proxy; Changing Your Vote
If you are a stockholder of record, you may revoke your proxy or change your vote at any time before your proxy is voted at the annual meeting by taking any of the following actions:

•	delivering to our Corporate Secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
properly delivering a subsequent proxy in one of the manners authorized and described in this proxy statement (such as by mail, via the Internet or by telephone), relating to the same shares and bearing a later date than the original proxy; or

•	attending the annual meeting and voting in person, although attendance at the annual meeting will not, by itself, revoke a proxy.
Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:
Skilled Healthcare Group, Inc.
27442 Portola Parkway, Suite 200
Foothill Ranch, California 92610
Attn: Corporate Secretary
If your shares are held in “street name” by a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.
Attendance at the Annual Meeting
All stockholders who choose to attend the annual meeting in person will need to present a valid government-issued photo identification (e.g., a driver's license or passport) at the door to be admitted to the annual meeting. Additionally, if you hold your shares in a stock brokerage account or in the name of a bank or other holder of record and you plan to attend the annual meeting, you will also need to obtain and present a copy of your brokerage account statement (which you can obtain from your broker) reflecting your ownership of our common stock as of the close of business on March 14, 2013, the record date for the annual meeting.
Quorum and Votes Required
At the close of business on March 14, 2013, there were 23,681,069 shares of our Class A common stock and 15,576,096 shares of our Class B common stock outstanding and entitled to vote. Holders of our Class A common stock are entitled to one (1) vote per share held, and holders of our Class B common stock are entitled to ten (10) votes per share held. Thus, a total of 179,442,029 votes may be cast on each proposal. All votes will be tabulated by the inspector of elections appointed for the annual meeting. Christopher N. Felfe, our principal accounting officer, will serve as inspector of elections.
The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the annual meeting will constitute a quorum at the annual meeting. Shares of common stock held by persons attending the annual meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum but will not be counted as votes cast. Brokers, banks or other nominees who hold shares of common stock in “street name” for beneficial owners of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that The New York Stock Exchange, or the NYSE, determines to be “non-routine,” without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes.” If your broker, bank or nominee holds your common stock in “street name,” your broker, bank or nominee is entitled to vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voting instruction form sent to you by your broker, bank or nominee with this proxy statement. Proposals 1, 2 and 4 are considered “non-routine” matters on which brokers, banks and other nominees may vote only with specific instructions from beneficial owners. The inspector of elections will determine whether a quorum is present.
For Proposal 1, directors will be elected by a plurality of the votes cast at the annual meeting. Thus, the three nominees receiving the greatest number of votes will be elected, assuming there is a quorum present at the annual meeting. Your broker is not entitled to vote on the election of directors without your instruction. As a result, abstentions and broker non-votes will not be counted in determining which nominees received the largest number of votes cast.
For Proposal 2, approval on an advisory basis of the resolution approving the compensation of our named executive officers, as described in this proxy statement, requires the affirmative vote of the holders of a majority of the votes that all stockholders present in person or represented by proxy are entitled to cast at the annual meeting. Therefore, abstentions will have the same effect as votes against the proposal. Brokers do not have discretionary authority to vote on this proposal. Thus, broker non-votes will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the proposal.
For Proposal 3, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of the holders of a majority of the votes that all stockholders present in person or represented by proxy are entitled to cast at the annual meeting. Abstentions will have the same effect as votes against this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm and thus, broker non-votes are generally not expected to result from the vote on Proposal 3.
For Proposal 4, under NYSE rules, the approval of the amendment to the Skilled Healthcare Group, Inc. 2007 Incentive Award Plan requires an affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on the proposal. Votes “FOR” and “AGAINST” and abstentions count as votes cast, while broker non-votes do not count as votes cast but count as outstanding votes. Thus, the total sum of votes “FOR,” plus votes “AGAINST,” plus abstentions, which is referred to as the “NYSE Votes Cast,” must be greater than 50% of the total outstanding votes. Once satisfied, the number of votes “FOR” the proposal must be greater than 50% of NYSE Votes Cast. Thus, abstentions have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Thus, broker non-votes could impair our ability to satisfy the requirement that the NYSE Votes Cast represent over 50% of the outstanding votes.
No matter currently is expected to be considered at the annual meeting other than the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters are properly brought before the annual meeting for action, it is intended that the shares of our common stock represented by proxies will be voted by the persons named as proxies on the proxy card in accordance with their discretion on such matters.
Solicitation of Proxies
Our board of directors is soliciting proxies for the annual meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders, including the expense of preparing and mailing the Internet Availability Notice and the proxy materials for the annual meeting. In addition to the solicitation of proxies by mail, we will request that brokers, banks and other nominees that hold shares of our common stock that are beneficially owned by our stockholders send notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners' voting instructions. We will reimburse those record holders for their reasonable expenses. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by telephone, Internet, telegram, facsimile or special delivery letter.
Assistance
If you need assistance in submitting your proxy or have questions regarding the annual meeting, please contact the Skilled Healthcare Group, Inc. Investor Relations department at investorrelations@skilledhealthcare.com or write to: Skilled Healthcare Group, Inc., 27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610, Attn: Investor Relations.

Additional Information Regarding the Internet Availability of Our Proxy Materials
We are pleased to take advantage of SEC rules that allow companies to furnish their proxy materials over the Internet. Accordingly, we sent to the majority of our stockholders the Internet Availability Notice regarding Internet availability of the proxy materials for this year's annual meeting. Other stockholders were instead sent paper copies of the proxy materials accessible on the Internet. Instructions on how to access the proxy materials over the Internet or to request a paper copy can be found in the Internet Availability Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by going to www.proxyvote.com and following the instructions. A stockholder's election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.
Please note that you cannot vote your shares by filling out and returning the Internet Availability Notice. The Internet Availability Notice does, however, include instructions on how to vote your shares.
If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.” In that case, either the Internet Availability Notice or the Notice of Annual Meeting, this proxy statement and our 2012 Annual Report to Stockholders have been sent directly to you.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In such case, either a notice similar to the Internet Availability Notice or the Notice of Annual Meeting, this proxy statement and our 2012 Annual Report to Stockholders should have been provided (or otherwise made available) to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting.
Forward-Looking Statements
This proxy statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2012 and in our subsequent periodic reports on Form 10-Q and current reports on Form 8-K.

PROPOSAL 1:  ELECTION OF DIRECTORS
Board Structure
Our Amended and Restated Bylaws provide that the exact number of directors shall be set by our board of directors. Our board of directors has set the current number of directors at nine members. The directors are divided into three classes, with each class serving for a term of three years. At each annual meeting, the term of one class expires. Class III, which currently consists of Robert M. Le Blanc, Michael E. Boxer and Bruce A. Yarwood, has a term expiring at the close of our 2013 annual meeting of stockholders. Class I, which currently consists of three members, has a term expiring at the close of our 2014 annual meeting of stockholders. Class II, which currently consists of three members, has a term expiring at the close of our 2015 annual meeting of stockholders.
Board Nominees
Based upon the recommendation of our Corporate Governance, Quality and Compliance Committee, our board of directors has nominated Robert M. Le Blanc, Michael E. Boxer and Bruce A. Yarwood for election as to serve as Class III directors. Proxies cannot be voted for a greater number of persons or different persons than the nominees named. If elected, each director nominee would serve a three-year term expiring at the close of our 2016 annual meeting of stockholders, or until their successors are duly elected. Biographical information on each of the nominees is furnished below under “Director Biographical Information.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE THREE DIRECTOR NOMINEES.
Composition of the Board of Directors
Set forth below is information as of March 14, 2013 regarding each director nominee and each person whose term of office as a director will continue after the annual meeting. There are no family relationships among any of our directors or executive officers.

Name	Age	Position	Director Since	Class	Term Expires
Boyd W. Hendrickson	68	Chairman of the Board, Chief Executive Officer and Director	2003	II	2015
Jose C. Lynch(3)	43	President, Chief Operating Officer and Director	2005	II	2015
Robert M. Le Blanc(2)	46	Lead Director	2005	III	2013
Michael E. Boxer(1)(3)	51	Director	2006	III	2013
M. Bernard Puckett(1)(2)	68	Director	2008	I	2014
Linda Rosenstock, M.D(3)	62	Director	2009	II	2015
Glenn S. Schafer(1)(2)	63	Director	2006	I	2014
William C. Scott	76	Director	1998	I	2014
Bruce A. Yarwood(2)(3)	70	Director	2011	III	2013
__________

(1) Member of the Audit Committee. (2) Member of the Compensation Committee. (3) Member of the Corporate Governance, Quality and Compliance Committee.

Director Biographical Information
Nominees for Election at the Annual Meeting to Serve for a Three-Year Term Expiring at the 2016 Annual Meeting of Stockholders (Class III)
Robert M. Le Blanc. Mr. Le Blanc joined our board of directors in October 2005. Since 1999, Mr. Le Blanc has served as Managing Director of Onex Corporation, a diversified investment corporation and our largest stockholder. Mr. Le Blanc serves on the board of directors of Magellan Health Services, Inc., a NASDAQ-listed diversified specialty healthcare management organization, as well as Res-Care, Inc., a human service company for the disabled, USI Insurance Services, a leading U.S.

provider of insurance brokerage services, Cypress Insurance Group, Inc., a full service insurance agency, First Berkshire Hathaway Life Insurance Company and Connecticut Children's Medical Center. Mr. Le Blanc is Chairman of the Board of The Warranty Group, a provider of warranty and service contracts, and Carestream Health, Inc., a provider of medical and dental imaging systems.
Prior to joining Onex in 1999, Mr. Le Blanc worked for Berkshire Hathaway for seven years. From 1988 to 1992, Mr. Le Blanc worked for General Electric.
Mr. Le Blanc's breadth of experience on the boards of directors of several large public companies in the healthcare services industry underscores his tremendous contribution of operational knowledge and leadership skills to our board of directors and led the board of directors to conclude that he should serve as a director. Mr. Le Blanc's various directorships, including his service on the governance and compensation committees of several public companies, have provided him with valuable experience in crafting solutions to the complex issues faced by public companies operating within a dynamic regulatory and political environment.
Michael E. Boxer. Mr. Boxer has served as a member of our board of directors since April 2006. Mr. Boxer has served as President of The Enterprise Group, Ltd., a health care financial advisory firm, since July 2008. Since May 2010, Mr. Boxer has served as a member of the board of directors of American Renal Holdings Inc., a national provider of kidney dialysis services. He has also served as a member of the board of directors of Remedi SeniorCare Holding Corporation, an institutional pharmacy provider, since September 2011.
Previously, Mr. Boxer served as the Chief Financial Officer of HealthMarkets, Inc., a provider of health and life insurance products to individuals and small groups from September 2006 until June 2008. From March 2005 to September 2006, Mr. Boxer was the President of The Enterprise Group, Ltd. Mr. Boxer was the Executive Vice President and Chief Financial Officer of Mariner Health Care, Inc., a provider of skilled nursing and long-term health care services, from January 2003 until its sale in December 2004. From July 1998 to December 2002, Mr. Boxer served as Senior Vice President and Chief Financial Officer of Watson Pharmaceuticals, Inc., a NYSE-listed specialty pharmaceuticals company. Prior to his tenure at Watson, Mr. Boxer was an investment banker at Furman Selz, LLC, a New York-based investment bank.
Mr. Boxer's extensive financial and senior management experience, particularly as a Chief Financial Officer of several large companies, enables him to contribute financial expertise and insight to our board of directors. Mr. Boxer's financial background and experience qualify him as an “audit committee financial expert” under SEC rules. Coupled with his hands-on experience as a leading executive at a health care financial advisory firm and a skilled nursing and long-term health care services company, Mr. Boxer possesses a practical understanding of our operations and business model that allows him to effectively communicate issues to the rest of our board of directors. For these reasons our board of directors has concluded that Mr. Boxer should serve as a director.
Bruce A. Yarwood. Mr. Yarwood has served as a member of our board of directors since February 2011. From August 2005 through December 2010, Mr. Yarwood served as the President and Chief Executive Officer of the American Health Care Association (AHCA), the nation's largest association of long term and post-acute care providers. From 1989 until joining AHCA in 2005, Mr. Yarwood was a partner with Helmsin Yarwood & Associates, a management consulting and issues advocacy firm that served as a primary lobbyist for AHCA. During the 1970s Mr. Yarwood held executive positions with the California Department of Health and was responsible for the California Medicaid program, also known as Medi-Cal. Mr. Yarwood also serves on the board of directors of Specialized Medical Services, Inc., a respiratory supplies, oxygen delivery and respiratory therapy support company, of CFG Community Bank, a commercial bank in Maryland, and of the Foundation for the Future of Aging, a charitable foundation dedicated to improving the lives of older Americans and the disabled. Mr. Yarwood has over 36 years of management, operational and advocacy experience in the long term care industry.
Mr. Yarwood's extensive experience and significant contacts within the long-term care industry and the regulatory authorities who oversee it are great assets to our company and led our board of directors to conclude that he should serve as a director. His deep understanding of the business and regulatory environments in which we operate makes him a great resource for our board of directors and management, and also allows him to offer a uniquely informed perspective on many of the items our company and board of directors are called upon to address.
Directors Continuing in Office Until the 2014 Annual Meeting of Stockholders (Class I)
M. Bernard Puckett. Mr. Puckett has served as a member of our board of directors since February 2008. From 2004 until May 2011, Mr. Puckett served as a member of the board of directors of Direct Insite Corporation, a global provider of electronic invoice presentment and payment services. Mr. Puckett served as a director of IMS Health Incorporated, a leading provider of information to the pharmaceutical industry, from 1998 until IMS Health's acquisition by investment funds managed by TPG Capital and the CPP Investment Board in February 2010. Prior to joining our board of directors, Mr. Puckett served as a director of Openwave Systems, a NASDAQ-listed worldwide leader of open IP-based communication infrastructure software and applications to the wireless communications industry, beginning in November 2000 and as Chairman of the Board from

October 2002 until September 2007. From January 1994 to January 1996, Mr. Puckett was with Mobile Telecommunications Technologies, a telecommunications firm, serving most recently as its President and Chief Executive Officer. Prior to that, Mr. Puckett served as Senior Vice President of Strategy and Business Development for IBM Corp. Since January 2013, Mr. Puckett has also served as chairman of the board of Frequentz Company, which provides real-time traceability and information management software solutions.
Mr. Puckett contributes considerable executive management and directorial experience to our board of directors stemming from his directorships at IMS Health Incorporated, Direct Insite Corporation and Openwave Systems and his executive leadership experience Mobile Telecommunications Technologies and IBM. His experience leading companies in a wide range of industries speaks to Mr. Puckett's versatility and ability to adapt to a company's operational needs as they evolve and led our board of directors to conclude he should serve as a director.
Glenn S. Schafer. Mr. Schafer has served as a member of our board of directors since April 2006. Since December 2007, Mr. Schafer has served on the board of directors of Janus Capital Group, a NYSE-listed asset manager, and currently serves as its Chairman of the Board. He also served on the board of directors of Beckman Coulter, Inc., a NYSE-listed diagnostics and medical device company, from 2002 until the company's sale in 2011, including as Lead Independent Director beginning in February 2010 and Non-executive Chairman beginning in September 2010. Mr. Schafer serves on the board of directors of the Michigan State University Foundation, a non-profit entity that supports the university's strategic needs, as well as on the board of directors of GeoOptics, Inc., an environmental earth observation company.
Previously, Mr. Schafer held various executive capacities at Pacific Life Insurance Company, a provider of life insurance products, annuities and mutual funds, having served as Vice Chairman from April 2005 until his retirement on December 31, 2005, President and a director since 1995, Executive Vice President and Chief Financial Officer from 1991 to 1995, Senior Vice President and Chief Financial Officer from 1987 to 1991 and Vice President, Corporate Finance from 1986 to 1987. Mr. Schafer also served as a director of Scottish Re Group Limited, a publicly traded (OTC) global life reinsurance specialist, from 2001 to 2005 and 2007 to 2008.
Mr. Schafer brings financial expertise and demonstrated leadership and governance experience with large NYSE-listed companies to our board of directors. His experience as President and Chief Financial Officer of Pacific Life Insurance Company allows for the contribution of valuable management and financial insight to the board of directors and provides him with a keen understanding of the interplay between our operations and financial results. Mr. Schafer's experience at Pacific Life, overseeing a wide array of that company's financial products, coupled with his current experience on the audit committee of Janus Capital Group, provide the foundation for applying his knowledge to the day-to-day responsibilities of our audit committee. For these reasons our board of directors has concluded that Mr. Schafer should serve as a director.
William C. Scott. Mr. Scott has served as a member of our board of directors since March 1998 and served as our Chairman of the Board from March 1998 until April 2005.
Mr. Scott held various positions with Summit Care Corporation, which we acquired in March 1998, beginning in December 1985, including Chief Executive Officer and Chief Operating Officer. Mr. Scott served as our Chairman of the Board at the time of the filing of our voluntary petition for protection under Chapter 11 of the U.S. Bankruptcy Code in October 2001. Mr. Scott served as Senior Vice President of Summit Health, Ltd., Summit's former parent company, from December 1985 until its acquisition by OrNda Healthcorp in April 1994. Mr. Scott serves on the board of directors of City of Hope, a National Cancer Institute-designated comprehensive cancer center.
Mr. Scott's over 39 years of management experience in the healthcare industry combined with his long-standing history with Skilled Healthcare, its predecessor and Summit Care provide him with a wealth of institutional knowledge and a deep and unique understanding of our operations and industry, including an understanding of the manner in which we have overcome past challenges. Having a balance of operational and governance experience additionally allows Mr. Scott to act as a bridge between management and the board of directors. For these reasons our board of directors has concluded that Mr. Scott should serve as a director.
Directors Continuing in Office Until the 2015 Annual Meeting of Stockholders (Class II)
Jose C. Lynch. Mr. Lynch has served as our President and Chief Operating Officer and a member of our board of directors since December 2005. Since 2005, Mr. Lynch has served as a managing member of Executive Search Solutions, LLC, a provider of recruiting services to the healthcare services industry.
Prior to that, Mr. Lynch served as our President since February 2002. During his more than 19 years of executive experience in the nursing home industry, he served as Senior Vice President of Operations and Corporate Officer for the Western Region of Mariner Post-Acute Network, a long-term care company. Previous to that, Mr. Lynch also served as Regional Vice President of Operations for the Western Region of Mariner Post-Acute Network.

Our board of directors has concluded that Mr. Lynch should serve as a director because he contributes critical operational knowledge to our board of directors as a result of his experiences leading various operational divisions of long-term care companies, which helps to inform other board members about our business model and the interplay between our operational strategy and financial results. Mr. Lynch brings vitality and fresh ideas to both our management team and board of directors by ensuring that our board of directors stays abreast of innovative developments in our industry.
Linda Rosenstock, M.D., M.P.H. Dr. Rosenstock has served as a member of our board of directors since November 2009. Dr. Rosenstock served as Dean of the University of California Los Angeles School of Public Health and Associate Dean of the UCLA School of Medicine from 2000 through 2012. Dr. Rosenstock has also served as a Professor of Environmental Health Services in the School of Public Health and a Professor of Medicine in the School of Medicine at UCLA since November 2000. Dr. Rosenstock is an Honorary Fellow of the Royal College of Physicians as well as an elected member of the National Academy of Science's Institute of Medicine. Dr. Rosenstock is the Immediate-Past Chair of the Association of Schools of Public Health, is a member of the board of directors of The Health Effects Institute and serves as Immediate Past-President of the Society of Medical Administrators. Prior to joining UCLA, Dr. Rosenstock served as the Director of the National Institute for Occupational Safety and Health (NIOSH) from April 1994 to November 2000. Dr. Rosenstock received her M.D. and M.P.H. from Johns Hopkins University and completed her residency at the University of Washington. Dr. Rosenstock currently serves on the board of directors of Guided Therapeutics, Inc., a publicly-traded healthcare company focused on disease detection.
Our board of directors has concluded that Dr. Rosenstock should serve as a director because her depth of experience in medicine provides an ideal combination of knowledge about the industry in which we operate and the patients who benefit from our services. Her role at the helm of several educational institutions and programs speaks to her demonstrated leadership capabilities. Dr. Rosenstock's former role at NIOSH provides her with a unique governmental perspective that is crucial to an understanding of the highly regulated and ever-changing environment in which we operate our business.
Boyd W. Hendrickson. Mr. Hendrickson has served as our Chief Executive Officer and Chairman of the Board since December 2005, having served as our Chief Executive Officer since April 2002 and as a member of our board of directors since August 2003. Since 2005, Mr. Hendrickson has served as a managing member of Executive Search Solutions, LLC, a provider of recruiting services to the healthcare services industry.
Prior to joining us, Mr. Hendrickson served as President and Chief Executive Officer of Evergreen Healthcare, Inc., an operator of long-term healthcare facilities, from January 2000 to April 2002. From 1988 to January 2000, Mr. Hendrickson served in various senior management roles, including President and Chief Operating Officer, of Beverly Enterprises, Inc., one of the nation's then largest long-term healthcare companies, where he also served on the board of directors. Mr. Hendrickson was also co-founder, President and Chief Operating Officer of Care Enterprises, and Chairman and Chief Executive Officer of Hallmark Health Services. Mr. Hendrickson also serves on the board of directors of LTC Properties, Inc., a publicly traded real estate investment trust that invests primarily in the long-term care sector of the healthcare industry.
Mr. Hendrickson's knowledge of all aspects of our business and his historical understanding of our operations, combined with his nearly 40 years of experience as an executive in the long-term healthcare industry and governance experience, position him well to serve as our Chairman and Chief Executive Officer and led our board of directors to conclude that he should serve as a director. His demonstrated leadership capabilities set the tone for an educated and efficient board of directors. Additionally, by serving in the roles of Chief Executive Officer and Chairman of the Board, Mr. Hendrickson is able to effectively bridge the interests of management and the board of directors, ensuring that both groups act with a common purpose and strategy.

CORPORATE GOVERNANCE
Our board of directors has adopted corporate governance guidelines that provide the framework for our overall governance practices. Our board has also adopted a code of conduct, which contains general guidelines for conducting our business that applies to all of our employees, including our principal executive officer, our principal financial officer, our principal accounting officer and our controller. See “- Code of Business Conduct and Ethics.” Our guidelines and code of conduct can be found on the corporate governance page in the investor information section of our website at www.skilledhealthcaregroup.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Board Leadership Structure
Our Chairman and Chief Executive Officer roles have been combined since December 2005. Our board of directors has determined that balancing the combined role of Chairman and Chief Executive Officer with a lead director position is most appropriate for our company at this time. This structure is also appropriate in light of our status as a “controlled company” under NYSE rules, with more than 50% of our voting power held by one stockholder. We believe the combined Chairman and Chief Executive Officer role provides us with the optimum avenue for promoting accountability among senior management and directors. Mr. Hendrickson's in-depth knowledge of our operations and the market in which we compete, coupled with his ability to promote effective communication between the board and management, results in consistent leadership and an alignment of strategic objectives between our board of directors and business teams.
Five of our nine current directors are “independent” directors, as defined by New York Stock Exchange standards. To promote open discussion among our non-management directors, our independent directors meet regularly in executive sessions without management participation. The executive sessions are presided over by Mr. Le Blanc, who is our presiding non-employee director (also referred to as our “Lead Director”). As Lead Director, Mr. Le Blanc is able to set the agenda of the executive sessions and take any follow-up action as he deems necessary.
In addition to the Lead Director's role with respect to executive sessions, the lead director position serves to provide oversight of the board. Mr. Le Blanc serves as a Managing Director of Onex Corporation, which holds a majority of the voting power of our outstanding voting stock. Having a lead director structure also maximizes the opportunity for each director to contribute his or her input at board meetings by enabling Mr. Le Blanc to field questions from and track issues raised by other directors in between and during meetings. In this fashion, Mr. Le Blanc is able to serve as an intermediary between non-management directors and the rest of the board and helps to ensure that all material issues are given due consideration.
The board recognizes the importance of regularly evaluating our particular circumstances to determine if our leadership structure continues to serve the best interests of us and our stockholders. To this end, the board from time to time has assessed, and will continue to assess, whether its leadership structure remains the most appropriate for our organization.

Board Independence
We are a “controlled company” as defined in applicable NYSE corporate governance rules. Our board of directors performs an analysis, at least annually, as to whether each member of our board of directors is independent. We have adopted the definition of “independence” set forth in applicable NYSE corporate governance rules.
For a director to be considered independent, our board of directors must determine that the director does not have any direct or indirect material relationship with us. Our board of directors has established guidelines to assist it in determining director independence, which conforms to the independence requirements in the NYSE listing requirements. In addition to applying these guidelines, our board of directors will consider all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation.
Our board of directors makes and publicly discloses its independence determination for each director when the director is first elected to our board of directors and annually thereafter for all directors.
In accordance with our guidelines, our board of directors undertook its annual review of director independence in February 2013. During this review, our board of directors considered transactions and relationships between each director (including nominees for director), or any member of his or her immediate family, and us and our subsidiaries and affiliates in each of the most recent three completed fiscal years. Our board of directors also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner, or significant equity holder). Our board of directors considered that in the ordinary course of business, transactions may occur between us and our subsidiaries and companies at which some of our directors are or have been officers. Our board of directors also considered any charitable contributions to not-for-profit organizations of which our directors or immediate family members are affiliated. In making its independence determinations, our board of directors considered all relationships between us and the director and the director's family members
As a result of this review, our board of directors has determined that Dr. Rosenstock and each of Messrs. Boxer, Puckett, Schafer and Yarwood is an independent member of our board of directors under the independence standards established in our corporate governance guidelines and the listing standards of the NYSE and has no material relationship with us that would impair such director's independence. Each of Messrs. Hendrickson, Lynch, Le Blanc and Scott were determined to be not independent under the foregoing standards. Please see the relationships discussed under “Certain Relationships and Related Transactions” for a description of the other relationships considered by our board of directors.
Board Meetings
Our board of directors held 11 meetings during fiscal year 2012. During fiscal year 2012, all directors who were then serving attended at least 75% of the combined total of (i) all board meetings and (ii) all meetings of committees of our board of directors of which the director was a member. The Chairman of the Board or his designee, taking into account suggestions from other board members and executive officers, establishes the agenda for each board meeting and distributes it in advance to each member of our board of directors. Each board member is free to suggest the inclusion of items on the agenda and to raise additional discussion items at the meetings. Our board of directors regularly meets in executive session without management present. Mr. Le Blanc has been appointed our presiding non-employee director to preside at such executive sessions. We have a policy that our directors will make reasonable efforts to attend the annual meeting of stockholders. Eight of our ten board members who were in office at the time of the 2012 annual meeting of stockholders attended that meeting.

Committees of the Board of Directors
Our board of directors maintains a standing Audit Committee, Corporate Governance, Quality and Compliance Committee and Compensation Committee. To view the charter of each of these committees, please visit the corporate governance page in the investor information section of our website at www.skilledhealthcaregroup.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
We are a “controlled company,” as that term is set forth in Section 303A of the NYSE Listed Company Manual, because more than 50% of our voting power for the election of directors is held by Onex Corporation and its affiliates. Under the NYSE rules, a “controlled company” may elect not to comply with certain NYSE corporate governance requirements, including (1) the requirement that a majority of our board of directors consist of independent directors, (2) the requirement that the our nominating/corporate governance committee (i.e., our Corporate Governance, Quality and Compliance Committee) be composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities, (3) the requirement that our Compensation Committee be composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities and (4) the requirement for an annual performance evaluation of the Corporate Governance, Quality and Compliance Committee and the Compensation Committee. We elect to be treated as a controlled company and thus utilize some of these exemptions, as described below. At all times during 2012 we had a board of directors comprised of a majority of independent directors. Furthermore, a majority, but not all, of the members of our Corporate Governance, Quality and Compliance Committee and our Compensation Committee are independent directors.
The membership of our standing committees as of the March 14, 2013 record date is as follows:

Director	Independent Under NYSE Standards	Audit Committee	Corporate Governance, Quality and Compliance Committee	Compensation Committee
Boyd W. Hendrickson	No
Jose C. Lynch	No		*
Robert M. Le Blanc	No			*
Michael E. Boxer	Yes	"C"	*
M. Bernard Puckett	Yes	*		*
Linda Rosenstock, M.D.	Yes		"C"
Glenn S. Schafer	Yes	*		"C"
William C. Scott	No
Bruce A. Yarwood	Yes		*	*
___________________
* Member

“C” Chair
Audit Committee
We have a standing Audit Committee. The Audit Committee has sole authority for the appointment, compensation and oversight of our independent registered public accounting firm and our independent internal auditors, and responsibility for reviewing and discussing, prior to filing or issuance, with our management and our independent registered public accounting firm (when appropriate), our audited and unaudited consolidated financial statements included in our Annual Report on Form 10-K and earnings press releases. The Audit Committee carries out its responsibilities in accordance with the terms of its charter.
In fiscal year 2012, Michael E. Boxer (Chair), M. Bernard Puckett and Glenn S. Schafer were the members of the Audit Committee. Our board of directors has determined that all Audit Committee members are financially literate under the current listing standards of the NYSE and are independent under the NYSE standards and the requirements of SEC Rule 10A-3. Our board has also determined that Mr. Boxer qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act of 1934, as amended, or the Exchange Act. During fiscal year 2012, the Audit Committee held five meetings.
Corporate Governance, Quality and Compliance Committee
We have a standing Corporate Governance, Quality and Compliance Committee, or the Corporate Governance Committee. In fiscal year 2012, Michael D. Stephens (Chair; until May 14, 2012), Jose C. Lynch, Dr. Linda Rosenstock (Chair, beginning May 14, 2012), Bruce A. Yarwood and Michael E. Boxer (beginning May 14, 2012) were the members of the Corporate Governance Committee. Our board has determined that Dr. Rosenstock and Messrs.  Yarwood and Boxer qualify as independent directors under the NYSE standards. During fiscal year 2012, the Corporate Governance Committee held four meetings.
The purpose of the Corporate Governance Committee is to make recommendations concerning the size and composition of our board and its committees, oversee and evaluate and recommend candidates for election as directors, develop, implement and review our corporate governance policies, evaluate our board and management, and review and oversee our policies and procedures that support and enhance the quality of care provided by our affiliates and compliance with applicable laws, regulations and industry guidelines. The Corporate Governance Committee is responsible for annually considering the appropriate skills and characteristics required of board members in the context of the current make-up of our board of directors and its committees, and making board composition and nomination recommendations to the board of directors.
Our entire board of directors is responsible for nominating members for election to our board of directors and for filling vacancies on our board of directors that may occur between annual meetings of the stockholders. The Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the entire board for prospective board membership. In evaluating the suitability of individuals, the Corporate Governance Committee considers many factors, including:

•	good judgment, honesty, high ethics and standards of integrity, fairness and responsibility;

•
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company;

•	experience in our industry and with relevant social policy concerns;

•	understanding of our business on a technical level;

•	experience as a board member of another publicly held company;

•	academic expertise in an area related to our operations;

•	practical and mature business judgment, including ability to make independent analytical inquiries; and

•	the ability to represent the interests of our stockholders and exercise sound business judgment.
 When formulating its board membership recommendations, the Corporate Governance Committee also considers any advice and recommendations offered by our Chairman and Chief Executive Officer. The Corporate Governance Committee may also review the composition and qualification of the board of directors of our competitors or other companies and may seek input from industry experts.
In determining whether to recommend a director for re-election, the Corporate Governance Committee also considers our board of directors' and each committee's annual performance self-evaluation, which address the directors' attendance at meetings and participation in and contributions to the activities of our board of directors and the like. All existing directors are encouraged to attend director education courses or seminars periodically and the Corporate Governance Committee considers continuing education to be an important attribute for continuing service on the board.
The Corporate Governance Committee evaluates each individual in the context of our board of directors as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment. Included in this evaluation is a consideration of the diversity each director or nominee brings to our board, with diversity reflecting varied industry and professional experience, gender, ethnicity and viewpoints.
The Corporate Governance Committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Other Matters - Stockholder Proposals and Nominations,” and should include the candidate's name, age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate, and information that would be required to solicit a proxy under federal securities law. In addition, the notice must include the recommending stockholder's name, address, the number of shares beneficially owned and the time period those shares have been held.
Compensation Committee
We have a standing Compensation Committee. In fiscal year 2012 the members of the Compensation Committee were Glenn S. Schafer (Chair), Robert M. Le Blanc, M. Bernard Puckett, Michael D. Stephens (until May 14, 2012) and Bruce A. Yarwood (beginning May 14, 2012). Our board has determined that Messrs. Schafer, Puckett and Yarwood qualify as independent directors under applicable NYSE standards. Mr. Le Blanc, who is not an independent director under applicable NYSE standards, typically abstains from committee votes on executive compensation that is intended to be performance-based and on similar matters. The Compensation Committee held three meetings in fiscal year 2012.
The Compensation Committee reviews and establishes our compensation philosophy, the compensation of our Chief Executive Officer, and the compensation of all other officers who earn a base salary of $250,000 or more. The Compensation Committee also has direct access to third party compensation consultants, and reviews any grant of stock options, restricted stock or other equity awards to eligible employees under our equity incentive plans.
The Compensation Committee also makes recommendations to our board with respect to our incentive-compensation plans and equity-based plans and reviews and approves all executive officers' employment agreements and severance arrangements. The Compensation Committee also manages and periodically reviews all annual bonus, long-term incentive compensation and equity incentive plans (including restricted stock plans, long-term incentive plans, management incentive plans and others). The Compensation Committee also determines annually (typically during the first quarter) the annual cash bonuses to be awarded to our executive officers and certain members of senior management based upon pre-established financial performance criteria set under our annual performance bonus program. To assist the Compensation Committee, our Chief Executive Officer may make recommendations regarding our other executive officers' compensation based on his evaluation of the performance of each other executive officer against objectives established at the beginning of each year, the officer's scope of responsibilities, our financial performance, retention considerations and general economic and competitive conditions.
In addition, the Compensation Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Compensation Committee has the sole authority to approve related fees and other retention terms. The Compensation Committee has engaged Pearl Meyer & Partners, LLC, which we refer to as the consultant, to advise the Compensation Committee on an ongoing basis as an independent compensation consultant. The consultant reports directly to the Compensation Committee. While conducting assignments, the consultant interacts with our management when appropriate. Specifically, our Executive Vice President, General Counsel, Chief Administrative Officer and Secretary and our senior human resources personnel interact with the consultant from time to time to provide relevant company and executive compensation data. In addition, the consultant may seek feedback from the Chairman of the Compensation Committee, other members of our board of directors or the Chief Executive Officer regarding its work prior to presenting study results or recommendations to the Compensation Committee. The consultant, when invited, attends meetings of the Compensation Committee. The Compensation Committee determines when to hire, terminate or replace the consultant, and the projects to be performed by the consultant. During late 2012 and early 2013, the consultant, at the request of the Compensation Committee, performed a comprehensive review of the competitiveness of our senior management and non-employee director compensation programs. The consultant also provided guidance to the Compensation Committee in February 2013 regarding payouts under our executive incentive compensation programs for 2012, as well as the structure of our executive incentive compensation programs for 2013. The Compensation Committee may engage the consultant to conduct additional reviews of our senior management compensation programs in the future.
After review and consultation with the consultant, the Compensation Committee has determined there is no conflict of interest resulting from retaining the consultant currently or during the year ended December 31, 2012.  In reaching this conclusion, the Compensation Committee considered the factors set forth in Rule 10C-1 of the Exchange Act.

Risk Oversight
While our board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board of directors also have responsibility for overseeing specific areas of risk management, as set forth below. The committees periodically provide updates to the board of directors regarding significant risk management issues and related matters.

Committee	Primary Risk Oversight Responsibility
Audit Committee	Overseeing financial risk, capital risk and financial compliance risk and internal controls over financial reporting.
Compensation Committee	Overseeing our compensation philosophy and practices and evaluating the balance between risk-taking and rewards to senior officers, as further discussed below.
Corporate Governance, Quality and Compliance Committee
Evaluating each director's independence and the effectiveness of our Corporate Governance Guidelines and Code of Conduct, planning for Chief Executive Officer succession, overseeing management's succession planning and overseeing quality of care and regulatory compliance risks.

We continue to implement and refine our Enterprise Risk Management, or ERM, program. Implementing and refining our ERM program has enabled us to formalize our risk governance procedures and risk philosophy, as well as identify and assess enterprise risks and their potential impact and likelihood of occurrence. Our board of directors plays an important role in the oversight of the ERM program, including overseeing the ERM dashboard, one of the mechanisms that is used to monitor the degree of risk associated with our business and helps management manage risk. The ERM program has been designed to be dynamic so that management may respond to a broad range of potential risks on an ongoing basis. Currently, our board of directors receives periodic reports on management's ERM initiatives, including a baseline identification, prioritization and assessment of potential risks in the areas of operations, regulatory, finance, human resources, strategy, legal and technology. An additional component of the reports to our board of directors is the presentation of proposed responses to identified risks, planning and implementation of control activities designed to mitigate identified or potential risks, and an evaluation of the achievement of objectives established through our ERM dashboard.
Communication with the Board of Directors
Interested persons, including our stockholders, may communicate with our board of directors, including the non-management directors, by sending a letter to our Corporate Secretary at our office located at 27442 Portola Parkway, Suite 200, Foothill Ranch, CA 92610. Our Corporate Secretary will submit all correspondence to our Chairman and to any specific director(s) to whom the correspondence is directed.
Code of Business Conduct and Ethics
We maintain a code of business conduct and ethics (entitled “Skilled Healthcare Group Code of Conduct”), which is applicable to our directors, officers and employees and any independent contractors performing functions similar to those of employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. You can access our code of business conduct and ethics, free of charge, on the corporate governance page in the investor information section of our website at www.skilledhealthcaregroup.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. In the event of any future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions, applicable to our directors and executive officers, we intend to disclose such amendments or waivers at the same location on our website identified above.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
AND CERTAIN BENEFICIAL OWNERS
The following table shows ownership of our common stock as of March 14, 2013, based on 23,681,069 shares of Class A common stock and 15,576,096 shares of Class B common stock outstanding on that date, by (i) each person known to us to own beneficially more than five percent (5%) of any class of our capital stock; (ii) each director; (iii) our Chief Executive Officer, our Chief Financial Officer, and each of our other three most highly compensated executive officers for the year ended December 31, 2012 (collectively, the “Named Executive Officers”); and (iv) all of our current directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting and dispositive power with respect to the shares that are deemed beneficially owned by such person or entity, subject to community property laws, where applicable.

	Shares Beneficially Owned
	Shares of Class A Common Stock (1)	Rights to Acquire Class A Common Stock (2)	Class A Percentage	Shares of Class B Common Stock	Class B Percentage	Percentage of Outstanding Vote
Stockholders holding 5% or more:
Onex Corporation(3)	--	--	--	14,750,623	94.7%	82.2%
Black Rock, Inc.(4)	1,260,871	--	5.3%	--	--	*
LSV Asset Management(5)	1,676,761	--	7.1%	--	--	*
The Vanguard Group, Inc.(6)	1,096,881	--	4.6%	--	--	*
Directors:
Michael E. Boxer	27,337	30,272	*	16,584	*	*
Boyd W. Hendrickson	1,289,525	123,250	5.8%	--	--	*
Robert M. Le Blanc(7)	--	--	--	14,750,623	94.7%	82.2%
Jose C. Lynch	687,684	195,010	3.6%	--	--	*
M. Bernard Puckett	7,307	42,523	*	--	--	*
Linda Rosenstock, M.D.	8,125	30,272	*	--	--	*
Glenn S. Schafer	35,586	42,523	*	5,917	*	*
William C. Scott	453,109	--	1.9%	61,046	*	*
Bruce A. Yarwood	17,272	--	*	--	--	*
Other Named Executive Officers:
Devasis Ghose	230,635	204,690	1.8%	--	--	*
Roland G. Rapp	444,009	134,152	2.4%	--	--	*
Matt Moore	82,730	26,480	*	--	--	*
All current executive officers and directors as a group (20 persons)	3,849,830	917,111	19.4%	14,834,170	95.2%	84.9%
____________________
* Less than 1%

(1)
Includes shares of unvested restricted Class A common stock as follows: Boyd W. Hendrickson - 303,244; Jose C. Lynch - 196,981; Devasis Ghose - 131,319; Roland G. Rapp - 131,319; and Matt Moore - 64,175; shares of unvested restricted Class A common stock held by all current executive officers and directors as a group - 1,065,727.

(2)
With respect to our executive officers, represents shares of Class A common stock which the person has a right to acquire upon exercise of options that are vested as of March 14, 2013 or will vest within sixty (60) days thereafter. With respect to our non-employee directors, represents shares of Class A common stock which the person has a right to acquire upon vesting of restricted stock units, or RSUs, which are vested as of March 14, 2013 or will vest within sixty (60) days thereafter, and for which receipt has been deferred by certain of the non-employee directors until the director's date of separation from our board of directors or until another date more than 60 days after March 14, 2013. Shares of Class A common stock subject to options which are currently exercisable or which will become exercisable within sixty (60) days of March 14, 2013 or subject to RSUs which are currently vested or which will become vested within sixty (60) days of March 14, 2013 are deemed to be beneficially owned by the person holding such options for the purposes of computing the percentage of ownership of such person but are not treated as outstanding for the purposes of computing the percentage of any other person.

(3)
According to the Schedule 13D filed with the SEC on September 13, 2012 by (i) Onex Corporation, an Ontario, Canada corporation (ii) Onex Partners LP, a Delaware limited partnership, (iii) Onex US Principals LP, a Delaware limited partnership, (iv) Onex Real Estate Holdings III Inc., a Delaware corporation, (v) Onex Skilled Holdings II Limited SARL, a Luxembourg company, and (vi) Gerald W. Schwartz. Onex Corporation is the sole stockholder of Onex Partners GP, Inc., which is the general partner of Onex Partners GP LP, which is the general partner of Onex Partners LP. Onex Corporation owns all of the equity of Onex American Holdings GP LLC, the general partner of Onex US Principals LP. Mr. Schwartz is the Chairman, President and Chief Executive Officer of Onex Corporation and owns shares representing a majority of the voting rights of the shares of Onex Corporation and, as such, has voting and investment power with respect to, and accordingly may be deemed to own beneficially, all of the shares of our Class B common stock beneficially owned by Onex Corporation. Mr. Schwartz disclaims beneficial ownership of all of the shares except to the extent of his pecuniary interest therein. Onex Corporation is deemed to beneficially own and has shared voting and dispositive power over all of such shares. Includes: 11,293,552 shares beneficially owned by Onex Partners LP as to which it is deemed to have shared power to vote and direct the disposition, 68,820 shares beneficially owned by Onex US Principals LP as to which it is deemed to have shared power to vote and direct the disposition, 3,388,251 shares beneficially owned by Onex Real Estate Holdings III Inc. as to which it is deemed to have shared power to vote and direct the disposition and 3,191,536 shares beneficially owned by Onex Skilled Holdings II Limited SARL as to which it is deemed to have shared power to vote and direct the disposition. The addresses are: Onex Corporation and Gerald Schwartz - 161 Bay Street P.O. Box 700, Toronto, Ontario, M5J 2S1, Canada; Onex Partners LP- 112 Fifth Avenue, New York, New York 10019; Onex US Principals LP and Onex Real Estate Holdings III Inc. - 421 Leader Street, Marion, Ohio 43302; and Onex Skilled Holdings II Limited SARL - 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg.

(4)
According to the Schedule 13G/A filed with the SEC on February 4, 2013 by Black Rock, Inc., a Delaware corporation and an investment adviser (“BlackRock”). Includes 1,260,871 shares of our Class A common stock as to which BlackRock has sole power to vote or direct the vote, and 1,260,871 shares of our Class A common stock of which it has the sole power to dispose or direct the disposition of. The address for BlackRock is 40 East 52nd Street, New York, NY 10022.

(5)
According to the Schedule 13G filed with the SEC on February 8, 2012 by LSV Asset Management, a Delaware corporation and an investment adviser (“LSV”). Includes 1,676,761 shares of our Class A common stock as to which LSV has sole power to dispose or direct the disposition of. This amount includes 776,261 shares of our Class A common stock as to which LSV has sole power to vote or direct the vote. The address for LSV is 155 N. Wacker Drive, Suite 4600, Chicago, IL 60606.

(6)
According to the Schedule 13G/A filed with the SEC on February 7, 2013 by The Vanguard Group, Inc., a Pennsylvania corporation and an investment advisor (“Vanguard”). Includes 19,538 shares of our Class A common stock as to which Vanguard has sole power to vote or direct the vote and shared power to dispose or direct the disposition of, and 1,077,343 shares of our Class A common stock as to which Vanguard has sole power to dispose or direct the disposition of. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(7)	Mr. Le Blanc serves as a Managing Director of Onex Corporation. As a result, Mr. Le Blanc may be deemed to beneficially own the shares of Class B common stock beneficially owned by Onex Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of copies of such forms received with respect to fiscal year 2011 and the written representations received from certain reporting persons that no other reports were required, we believe that all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a), except that, due to an administrative oversight, Ms. Abbes, Ms. Smith, Ms. Anderson, Mr. Moore and Ms. Whittle each filed a late Form 4 in February 2012 to report the forfeiture to the company of certain shares received in connection with the vesting of shares of restricted stock to satisfy tax witholding obligations associated therewith.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2012, about compensation plans under which shares of our common stock may be issued to employees, consultants or non-employee directors of our board of directors upon exercise of options, warrants or rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)
Plans approved by stockholders	1,356,997	$8.83	1,268,206
Plans not approved by stockholders	—	—	—
Total	1,356,997	$8.83	1,268,206
___________________________

(a)
Represents options to purchase 1,356,997 shares of common stock and restricted stock units covering 234,802 shares of common stock in each case outstanding as of December 31, 2012 under the Amended and Restated Skilled Healthcare Group, Inc. Incentive Award Plan, or the 2007 Plan.

(b)
Represents the weighted-average exercise price of outstanding options under the 2007 Plan. No exercise price is payable in connection with the issuance of shares covered by the restricted stock units outstanding as of December 31, 2012.

(c)	Represents the number of shares remaining available for issuance under the 2007 Plan as of December 31, 2012. As of March 14, 2013, 533,271 shares remained available for issuance under the 2007 Plan.

OUR EXECUTIVE OFFICERS
The following sets forth biographical information regarding our executive officers (as defined in applicable SEC rules) as of March 14, 2013, other than Messrs. Hendrickson and Lynch, whose biographical information is set forth above under “Director Biographical Information.”
Devasis Ghose, 59, Executive Vice President, Treasurer and Chief Financial Officer. Mr. Ghose joined Skilled Healthcare in January 2008. Between December 2006 and December 2007, Mr. Ghose served as Managing Director International of Green Street Advisors, an independent research, trading, and consulting firm concentrating on publicly traded real estate securities. From June 2004 to August 2006, Mr. Ghose served as Executive Vice President and Chief Financial Officer of Shurgard Storage Centers, Inc., a publicly traded company that developed and operated self-storage properties in the United States and Europe that was acquired by Public Storage, Inc. Between May 2003 and May 2004, Mr. Ghose was associated as a Partner with Tatum Partners, a financial leadership and business consulting firm. From 1986 through February 2003, Mr. Ghose served as part of the executive team of HCP, Inc., a publicly traded company that invests primarily in real estate serving the healthcare industry in the United States, most recently as Senior Vice President, Finance and Treasurer. Prior to HCP, Inc., Mr. Ghose was with Price Waterhouse for five years as part of its U.S. operations and, prior to that, began his career in London with KPMG. Mr. Ghose serves on the board of directors of Community SeniorServ, Inc., a non-profit service organization dedicated to assisting older adults in maintaining their independence and well-being.
Roland G. Rapp, 51, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary. Mr. Rapp has served as our Executive Vice President, General Counsel and Secretary since March 2002. He has more than 29 years of experience in the healthcare and legal sectors. From June 1993 to March 2002, Mr. Rapp was the Managing Partner of the law firm of Rapp, Kiepen and Harman, and was Chief Financial Officer for SR Management Services, Inc. from November 1995 to March 2002, both based in Pleasanton, California. His law practice centered on healthcare law and primarily focused on long-term care. Prior to practicing law, Mr. Rapp served as a nursing home administrator and director of operations for a small nursing home chain. Mr. Rapp also served as the elected Chairman of the Board for the California Association of Health Facilities (the largest State representative of nursing facility operators) from November 1999 to November 2001. Mr. Rapp currently serves as the Chair of the American Health Care Association Legal Committee.
Matt Moore, 44, Executive Vice President of Inpatient Operations of Skilled Healthcare, LLC. Mr. Moore has served as Executive Vice President of Inpatient Operations of Skilled Healthcare, LLC, one of our consolidated subsidiaries, since April 2010. Prior to that time he served as Area President, Midwest, since April 2007, and prior to that served as Vice President of Operations for Texas, Arizona and Missouri since August 1999. Mr. Moore joined our predecessor company in 1997, and has over 19 years of experience in the long-term care industry.
Christopher N. Felfe, 48, Senior Vice President, Finance and Chief Accounting Officer. Mr. Felfe has served as our Senior Vice President, Finance and Chief Accounting Officer since August 2007. Mr. Felfe served as our Controller from September 2006 to August 2007. From 2003 to 2006, Mr. Felfe served as Corporate Controller of Sybron Dental Specialties, Inc., a manufacturer of products for the dental profession, including the specialty markets of orthodontics, endodontics and implantology. From 2000 to 2002, Mr. Felfe served as Corporate Controller of Datum Inc., a supplier of precise timing solutions for telecommunications and other applications.
Susan Thomas Whittle, 65, Senior Vice President and Chief Compliance Officer. Ms. Whittle has served as our Senior Vice President and Chief Compliance Officer since March 2006. She has over 27 years of experience in the healthcare industry. From 2005 to 2006, Ms. Whittle worked in private practice as an attorney-at-law. Her law practice centered on regulatory health law matters. From 2004 to 2005, she was retained by Mariner Health Care, Inc., a provider of skilled nursing and long-term healthcare services, as a litigation consultant. Prior to her work as a litigation consultant, Ms. Whittle served as Executive Vice President, General Counsel and Secretary of Mariner Health Care from 1993 to 2003.
D. Shane Peck, 56, President and Chief Operating Officer of Signature Home Health & Hospice, LLC. Mr. Peck has served as President and Chief Operating Officer of Signature Home Health & Hospice, LLC, one of our consolidated subsidiaries, since May 2010. Mr. Peck has served as an executive at a variety of companies that specialize in providing home health and hospice care services to Medicare and Medicaid beneficiaries, including as Managing Member of Rocky Mountain Hospice, LLC since May 2004, Vice President of Creekside Hospice, Inc. since November 2000, a member of Sun Valley Hospice, LLC since February 2005, a member of Legacy Hospice

Care, LLC since February 2005, Vice President of Creekside Health Care, Inc. since September 1994, a member of Legacy Home Care, LLC since February 2004, Managing Member of Sun Valley Home Care, LLC since February 2005, and Managing Member of Hospice Solutions, LLC since March 2006. Mr. Peck has nearly 27 years of experience in the home health and hospice care industry, having previously served as President, Chief Executive Officer and Chief Financial Officer of Creekside Homecare from 1985 until its sale in 1995. Mr. Peck also served as President and Chief Executive Officer of Heritage Home Care Services from 1998 until its sale in 2005.
Kelly Smith, 46, Area President, Central, of Skilled Healthcare, LLC. Ms. Smith has served as Area President, Central, of Skilled Healthcare, LLC, one of our consolidated subsidiaries, since February 2008. Prior to that time Ms. Smith served as Vice President of Operations for Texas since December 1999. Ms. Smith joined our predecessor company in 1995 and has over 20 years of experience in the long-term care industry.
Holly Anderson, 52, Area President, Midwest, of Skilled Healthcare, LLC. Ms. Anderson has served as Area President, Midwest, of Skilled Healthcare, LLC, one of our consolidated subsidiaries, since April 2010. Ms. Anderson joined Skilled Healthcare, LLC in July 2007 and has served in a variety of operations management and administrative positions. Ms. Anderson served as administrator of the Meyer Care Center/John Knox Village continuing care retirement community in Higginsville, Missouri from February 2002 until joining Skilled Healthcare, LLC in July 2007. Ms. Anderson has over 18 years of experience in the long-term care industry.
Andrea Abbes, 41, Area President, Pacific, of Skilled Healthcare, LLC. Ms. Abbes has served as an Area President, Pacific, of Skilled Healthcare, LLC, one of our consolidated subsidiaries, since November 2009. Prior to that time she served as Vice President of Operations since 2001. Ms. Abbes has over 18 years of experience in the long-term care industry.
Jonathan R. Monks, 47, Senior Vice President of Signature Home Health & Hospice, LLC. Mr. Monks has served as Senior Vice President of Signature Home Health & Hospice, LLC, one of our consolidated subsidiaries, since May 2010. Mr. Monks has served as an executive at a variety of companies that specialize in providing home health and hospice care services to Medicare and Medicaid beneficiaries, including as a member of Rocky Mountain Hospice, LLC since 2004, President of Creekside Hospice, Inc. since 2000, President of Sun Valley Hospice, LLC since 2005, a member of Legacy Hospice Care, LLC since 2005, Vice President of Creekside Health Care, Inc. since 1994, a member of Legacy Home Care, LLC since 2004, Managing Member of Sun Valley Home Care, LLC since 2005, and a member of Hospice Solutions, LLC since 2006. Mr. Monks has over 23 years of experience in the healthcare industry.
Laurie Thomas, 52, President and Chief Operating Officer of Hallmark Rehabilitation GP, LLC. Ms. Thomas has served as President and Chief Operating Officer of Hallmark Rehabilitation GP, LLC, one of our consolidated subsidiaries, since February 2012. She previously joined Hallmark Rehabilitation GP, LLC to serve as its Chief Operating Officer in December 2010. From January 2002 until December 2010, Ms. Thomas served in management roles with RehabCare, most recently as Senior Vice President of Operations. Ms. Thomas has over 26 years of experience in the healthcare industry.

EXECUTIVE COMPENSATION
Named Executive Officers
This Compensation Discussion & Analysis describes our executive compensation programs for our 2012 fiscal year Named Executive Officers, who were:
•Boyd W. Hendrickson, Chief Executive Officer
•Jose C. Lynch, President and Chief Operating Officer
•Devasis Ghose, Executive Vice President, Treasurer and Chief Financial Officer
•Roland G. Rapp, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary
•Matt Moore, Executive Vice President of Inpatient Operations of Skilled Healthcare, LLC
2012 Business and Performance Highlights
We experienced solid financial performance in certain areas during 2012 despite a challenging regulatory and reimbursement environment, as set forth below:
•Achieved a 0.5% increase in revenue, to $872.6 million in 2012 from $868.4 million in 2011
•Cash flows from operating activities of $43 million
•Reduced debt by $26.5 million
Due to obstacles presented by Medicare rate cuts that took effect in late 2011, regulatory changes negatively affecting group and concurrent therapy reimbursement and a new CMS manual medical record review program for therapy services under Medicare Part B, we achieved some but not all of our performance objectives that determine the amount of incentive compensation paid to our Named Executive Officers. As explained in this Compensation Discussion & Analysis, decisions by the Compensation Committee reflected our performance, with Named Executive Officers earning annual cash bonus payouts substantially below target levels.

Executive Compensation Highlights
At our annual stockholder meeting in 2012, our stockholders approved the advisory vote on executive compensation of our Named Executive Officers, with an approval rating of over 99% of votes cast. In light of this support and continued regulatory and reimbursement challenges facing our business, the Compensation Committee did not change the overall design of our compensation programs during 2012. In fact, the Compensation Committee took a measured approach by not increasing any base salaries, bonus opportunities or target equity award values for our Named Executive Officers.
Good Governance and Best Practices
We are committed to strong governance standards for our compensation programs, as evidenced by the practices and policies listed below.
•Named Executive Officers do not receive any additional severance benefits upon a change in control.
•Our annual performance bonus program emphasizes quality care and risk mitigation by providing:
▪for a reduction in the size of the total bonus pool and of each individual's bonus opportunity following the decertification of any facility;
▪the Compensation Committee with the authority to recoup performance-based compensation in the event of a material restatement of our financial statements; and
▪for a cap on the amount of bonus a Named Executive Officer may earn based on our achievement of certain corporate performance objectives.
•Our equity incentives consist primarily of long-term performance-based awards.
We maintain meaningful stock ownership guidelines that align our executives' long-term interests with those of our stockholders and discourage excessive risk-taking.
Compensation Discussion and Analysis
Role of the Compensation Committee
The Compensation Committee of our board of directors develops our executive compensation policies and determines the amounts and elements of compensation for our Named Executive Officers. The Named Executive Officers consist of Messrs. Boyd W. Hendrickson, our Chairman of the Board and Chief Executive Officer, Devasis Ghose, our Executive Vice President, Treasurer and Chief Financial Officer, Jose C. Lynch, our President and Chief Operating Officer, Roland G. Rapp, our Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and Matt Moore, our Executive Vice President of Inpatient Operations.

The Compensation Committee currently consists of three independent directors and one non-independent director as defined under NYSE rules. The Compensation Committee's duties and responsibilities include evaluating executive, non-employee director and non-executive compensation plans, policies and programs for us and our subsidiaries. The Compensation Committee's function is described in detail in its charter, which has been approved by our board of directors.
Compensation Philosophy & Objectives
We believe that compensation should reinforce business performance and attract, retain and reward the performance of executives and employees critical to our success. Our philosophy and approach to compensation seeks to:
•Provide competitive total compensation opportunities that allow us to attract, retain and motivate critical executive talent;
•Tie a significant portion of executive compensation to company and individual performance via short- and long-term incentive programs and equity awards; and
•Provide incentives, particularly equity incentives, that align our executives' and employees' interests with those of our stockholders, creating an ownership culture focused on building our long-term value.
 We monitor achievement of these strategies and our competitive posture relative to the market through the compensation benchmarking process described below under “- Determination of Forms and Amounts of Compensation - Compensation Levels and Benchmarking.”
Compensation Structure
Although the structure may vary over time, our executive compensation program has four main components:
•Base salary - fixed pay that takes into account an individual's duties and responsibilities, experience, expertise and individual performance;
•Annual cash bonus - variable cash incentive compensation designed to reward attainment of company and individual performance objectives, with target award opportunities expressed as a percentage of base salary
•Long-term equity incentives - stock-based awards, including stock options and restricted stock, and performance-vested restricted stock that reflect the performance of our common stock, align executive officer and stockholder interests and encourage executive retention during the vesting period; and
•Benefits and limited perquisites - including severance benefits, insurance benefits and certain other perquisites.
We believe that the elements of compensation identified above produce a well-balanced mix of security-oriented, retentive and at-risk compensation through base salary, benefits and perquisites and both short- and long-term performance incentives. Base salary, benefits and perquisites provide our executives with a measure of security as to the minimum level of remuneration they will receive. The annual cash incentive and long-term equity incentive components are intended to motivate the executive to focus on the business metrics that will produce a high level of value creation over the long-term. We believe that this approach not only leads to increases in stockholder value and long-term wealth creation for our executives, but also reduces the risk of losing critical executives to our competitors.
We consider the following factors when determining the allocation among current and long-term (equity) and cash and non-cash compensation each year: our short and long-term business objectives, our compensation philosophy, competitive trends within our industry and the importance of creating a performance-based environment that ties a significant portion of each executive's compensation to the achievement of performance targets and increasing stockholder value. When considering a proposed compensation package for an executive or key employee, we consider the compensation package as a whole, as well as each element of total compensation individually.
Determination of Forms and Amounts of Compensation
The level and mix of compensation for our Named Executive Officers is also determined based on the Compensation Committee's understanding of compensation levels for similar positions in the industry and the marketplace at large.
Compensation Consultants
The Compensation Committee has the authority to engage the services of independent compensation consultants to provide advice in connection with making executive compensation determinations. In 2008 and 2009, the Compensation Committee retained Pearl Meyer & Partners, LLC (“PM&P”) to conduct a compensation review of our Named Executive Officers. The 2008 and 2009 engagements built on an executive compensation review performed by PM&P in July 2007. During 2008, PM&P provided an analysis of our long-term equity incentive award program. During 2009, PM&P's work consisted of a comprehensive review of all components of our executive compensation programs, culminating in a report to the Compensation Committee (the “2009 Report”). From time to time, PM&P has provided the Compensation Committee with guidance regarding the administration of our executive compensation programs. In late 2012, the Compensation Committee retained PM&P to update the 2009 Report. The 2012 review did not impact the Compensation Committee's executive compensation decisions for 2012.

While conducting assignments, PM&P interacts with our management when appropriate. Specifically, our Executive Vice President, General Counsel, Chief Administrative Officer and Secretary and our senior human resources personnel interact with PM&P to provide relevant company and executive compensation data. In addition, PM&P may seek feedback from the chairman of the Compensation Committee, other members of our board of directors or our Chief Executive Officer in connection with PM&P's work prior to presenting study results or recommendations to the Compensation Committee.
In the years PM&P has been retained, PM&P has provided only services directed by the Compensation Committee related to executive compensation and services directed by the Corporate Governance Committee related to director compensation. PM&P has not provided any other services to us.
Market Competitiveness Review
In preparing the 2009 Report, competitive compensation levels were analyzed utilizing a combination of data reported for a peer group of industry competitors and compensation survey data. The survey data augmented the peer group data in order to develop “market consensus” compensation levels for each executive. Market consensus levels generally represented an equal (50%/50%) blend of peer group and survey data. The Compensation Committee historically has targeted total direct compensation between the 50th and 75th percentile market levels for our top executives as a group, assuming company, business unit and individual performance objectives are met at target levels.
Additionally, during its 2008 engagement, PM&P assisted the Compensation Committee in developing a long-term incentive equity grant program for our executives and key senior management positions. With the advice of the consultant, we structured a program consisting of a combination of restricted stock awards, performance-based restricted stock awards and stock options vesting, in most instances, over a four-year period. See “- Equity Awards.”
The 2009 Report, together with the consultant's findings from its 2008 engagement regarding our long-term equity incentive program, continued to provide the Compensation Committee with the framework for our executive compensation program in 2012.
Peer Group/Market Levels. For the 2009 Report, peer group data was analyzed from public filings for specific companies that the Compensation Committee considers appropriate comparisons for the purposes of developing executive compensation benchmarks. Our management and the Compensation Committee worked with PM&P to develop a list of peer companies that the Compensation Committee determined to be appropriate to include in our peer group because they are similar to us in terms of industry and size. The peer group included companies with retirement/aged care, medical nursing homes, medical outpatient/home medicine, and/or physical therapy/rehabilitation center operations, with comparable market capitalization and revenues. The following sixteen companies comprise our peer group:

Advocat, Inc. Allied Healthcare International, Inc. Amedisys, Inc. Brookdale Senior Living, Inc. Emeritus Corp. Ensign Group, Inc. Gentiva Health Services, Inc. LHC Group, Inc.	Lincare Holdings, Inc. National Healthcare Corp. Odyssey Healthcare, Inc. Psychiatrics Solutions, Inc. RehabCare Group, Inc. Sun Healthcare Group, Inc. Sunrise Senior Living, Inc.
The median market capitalization of our peer group was $389 million as of May 31, 2008. The revenue of our peer group ranged from $250 million to $2.2 billion (approximately one-third to three times our revenues), with the median revenue of our peer group at $937 million. Our market capitalization and revenue for the covered period was $314 million and $733 million, respectively.
The results of the 2009 competitive review indicated that total target direct compensation - base salaries, annual target performance-based bonuses and the annual value of long-term incentive/equity awards - for our Named Executive Officers as a group (all five positions combined) was between the 50th and 75th percentile market levels. Compensation survey data was derived from the following survey sources:
•Mercer - 2008 Executive Compensation Survey (all industries/healthcare);
•Mercer - 2008 Integrated Health Network Compensation Survey (hospital/facility system);
•Sullivan, Cotter & Associates - 2008 Manager and Executive Compensation in Hospitals and Health Systems; and
•Watson Wyatt - 2008/2009 Top Management Compensation Survey (healthcare and/or all industries).
In addition, a private survey source of executive compensation among companies across all industries was utilized.
The 2009 Report indicated that:

•Base salaries for our Named Executive Officers as a group fell between the 50th and 75th percentile market levels;
•Annual target bonus opportunities for our Named Executive Officers as a group fell at approximately the 75th percentile market levels; and
•Long-term incentive/equity awards for our Named Executive Officers as a group fell between the 50th and 75th percentile market levels.
In making its compensation decisions for 2012, the Compensation Committee did not retain PM&P to update the 2009 Report or perform any additional comprehensive analyses of our executive compensation programs or practices comparable to our peer group, or of compensation payable to our particular executive officers. Consistent with 2011, the Compensation Committee did not significantly alter the compensation programs applicable to our Named Executive Officers from the programs that were previously established by the Compensation Committee based upon its consideration of the 2009 Report.
 Management Involvement
The Compensation Committee sometimes requests certain of our senior executives, including our Chief Executive Officer, to be present at Compensation Committee meetings where executive compensation and company, business unit and individual performance are discussed and evaluated. Executives may provide insight, suggestions or recommendations regarding executive compensation if present during these meetings or at other times. However, only Compensation Committee members vote on decisions made regarding executive compensation, and in some instances only the independent members of the Compensation Committee vote on applicable matters. Compensation decisions for all the Named Executive Officers, other than the Chief Executive Officer, are made by the Compensation Committee after considering recommendations from the Chief Executive Officer based on his evaluations of the other Named Executive Officers' performance relative to the same individual performance objectives established under our annual performance bonus program and in consideration other past achievements and other subjective factors.
2012 Named Executive Officer Compensation
Total compensation for our Named Executive Officers consists of base salary, annual cash performance bonus and equity awards.
Base Salary
Base salary levels and any adjustments to those levels for each individual Named Executive Officer are reviewed each year by the Compensation Committee, and may be based on factors such as our overall performance, new roles and/or responsibilities assumed by the Named Executive Officer, the performance of the Named Executive Officer's area of responsibility, the Named Executive Officer's impact on strategic goals, the length of service with us, whether our employees in general have recently received wage increases, or revisions to our compensation philosophy. However, no specific weighting is applied to any one factor and the process ultimately relies on the subjective judgment of the Compensation Committee. The Compensation Committee determined to not increase the base salaries of our Named Executive Officers in 2012.

Name	2011 Base Salary	2012 Base Salary
Boyd W. Hendrickson	$695,000	No change
Jose C. Lynch	$540,000	No change
Devasis Ghose	$425,000	No change
Roland G. Rapp	$400,000	No change
Matt Moore	$310,000	No change
The Compensation Committee determined in February 2013 that the base salaries of the Named Executive Officers would not be increased for 2013 either.
Annual Performance Bonus Program
We believe that annual performance-based cash bonuses play an important role in providing incentives to our executives to achieve near-term performance goals. Our Named Executive Officers are eligible to receive cash bonuses based upon the achievement of certain company and individual objectives under our Annual Performance Bonus Program, or Performance Program. The Compensation Committee determines a target bonus as a percent of base salary for the Named Executive Officers.
At the beginning of each year, the Compensation Committee establishes a detailed set of company and individual performance objectives applicable to each executive based on company and individual objectives established as part of the annual operating plan process. With respect to executive level new hires and mid-year promotions, the Compensation Committee establishes a similar set of individual performance objectives in connection with their hire or promotion (if applicable). The Compensation Committee works with the Chief Executive Officer to develop final performance goals that are set at levels the Compensation Committee believes are challenging, but reasonable, for management to achieve. At the end of each year, the Compensation Committee determines the level of achievement for each performance goal and determines the resulting bonus levels. Actual bonuses are approved by the Compensation Committee and paid to the executives in the first quarter of the subsequent fiscal year.
2012 Target Bonus Opportunities
In February 2012, the Compensation Committee approved the Performance Program for calendar year 2012. The table set forth below shows target bonus opportunities as a percentage of each Named Executive Officer's base salary and the weighting of company and individual objectives for our Named Executive Officers:

Name	Target Bonus Opportunity (% of Base Salary)	Company Objectives	Individual Objectives
Boyd W. Hendrickson	100%	80%	20%
Jose C. Lynch	75%	60%	15%
Devasis Ghose	60%	45%	15%
Roland G. Rapp	60%	45%	15%
Matt Moore	50%	40%	10%
2012 Performance Objectives and Criteria
The performance objectives under our 2012 Performance Program were established for the following three major areas:
•2012 adjusted earnings per diluted share, or adjusted EPS (in addition, Mr. Moore was eligible to receive a bonus based on our long-term care segment achieving a specified adjusted EBITDA target in 2012);
•working capital as a measure of days sales outstanding, or DSO, targets individualized for each executive's areas of responsibility; and
•individual objectives that were tailored to each executive's role.
 Adjusted EPS. Given the emphasis that stockholders place on earnings per share, or EPS, and the potential effect EPS performance may have on our stockholder value, the Compensation Committee utilized an adjusted EPS measure as the performance criteria for determining a portion of the 2012 cash bonuses for our Named Executive Officers as illustrated by the table below. We define adjusted EPS as net income/loss (determined in accordance with generally accepted accounting principles, or GAAP) per diluted share, adjusted for gains/losses on asset sales, discontinued operations, provision for income taxes and other items that we believe are not indicative of our underlying business performance. For 2012, adjusted EPS included adjustments for debt retirement costs, the double interest expense we incurred for a short period between the closing of our amended credit facility and the redemption date for the senior subordinated bonds that we retired with a portion of the proceeds of the amended credit facility, legal expenses for non-routine matters, information technology outsourcing evaluation costs and a 2011 hospice cap accrual.
Adjusted EBITDA (Matthew Moore). For Mr. Moore, an adjusted EBITDA measure of performance for our long-term care segment was selected as an additional performance criteria because the Compensation Committee determined it to be a relevant indicator of the operational achievements of our long-term care segment, which is a key focus of Mr. Moore's position. We define EBITDA as net income/loss (determined in accordance with generally accepted accounting principles) before depreciation, amortization, interest expense (net of interest income) and provisions for income taxes, and adjusted EBITDA as EBITDA adjusted for discontinued operations, gains/losses on asset sales, changes in accounting principle, debt retirement costs and other items that we believe are not indicative of our underlying business performance.
Adjusted EBITDA and adjusted EPS are non-GAAP measures. For a reconciliation of these measures to their GAAP counterparts, see Item 6 of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 11, 2013 (in the case of adjusted EBITDA) and the reconciliation tables in our earnings release for the fourth quarter ended December 31, 2012, furnished as Exhibit 99.1 to our Current Report filed on Form 8-K on February 11, 2013 (in the case of adjusted EPS, also referred to as adjusted net income per diluted share).
Working Capital (Days Sales Outstanding). The DSO targets for each executive's areas of responsibility can be characterized as “attainable,” meaning that based on historical performance, although attainment of this performance level is uncertain, it can reasonably be anticipated that target performance may be achieved.
2012 Total Bonus Potential
The table below outlines each performance objective and the potential cash bonus that could be awarded for the attainment of each objective for 2012 performance.

Name	Potential Bonus Based on 2012 Adjusted EPS			Potential Bonus for Achieving Long-Term Care Segment Performance Target	Potential Bonus for Achieving Working Capital (DSO) Target	Potential Bonus for Achieving Individual Objectives (3)	Target Bonus Potential (4)
	Threshold ($0.73) (1)	Target ($0.85) (1)	Stretch For Each $0.01 over Target (2)
Boyd W. Hendrickson	$260,625	$521,250	$10,657	n/a	$34,750	$139,000	$695,000
Jose C. Lynch	$148,500	$297,000	$6,750	n/a	$27,000	$81,000	$405,000
Devasis Ghose	$87,125	$174,250	$4,250	n/a	$17,000	$63,750	$255,000
Roland G. Rapp	$82,000	$164,000	$4,000	n/a	$16,000	$60,000	$240,000
Matt Moore	$23,250	$46,500	$3,100	$62,000(5)	$15,500	$31,000	$155,000
_____________________________

(1)
The threshold 2012 adjusted EPS of $0.73 was required to be met in order to be eligible for the cash bonus for the adjusted EPS performance metric. In the event the 2012 adjusted EPS was greater than $0.73, the amount of cash bonus for the adjusted EPS component would be interpolated for adjusted EPS between $0.73 and $0.85.

(2)
The Compensation Committee determined that for every $0.01 of adjusted EPS in excess of $0.85 (the 2012 Performance Program adjusted EPS target), up to a maximum adjusted EPS of $1.00, the executive would be awarded a “stretch bonus” that is above the target adjusted EPS bonus potential provided above, which could result in the executive being awarded an adjusted EPS-based bonus above the target adjusted EPS-based bonus.

(3)
The Compensation Committee established individual objectives, tailored to gauge the performance of each executive in their respective role. The executive must accomplish each of these objectives, as determined by the Compensation Committee, in its sole discretion, to be eligible to receive the full amount of this portion of the cash bonus. The Compensation Committee also has sole discretion to award a partial amount of the bonus related to the achievement of the individual performance objectives if the executive achieves some, but not all, of the objectives.

(4)
Represents the amount that would be earned for achieving the target adjusted EPS for 2012, achieving the applicable DSO targets, achievement of all individual objectives, and, in Mr. Moore's case, achieving the long-term care segment adjusted EBITDA performance target.

(5)
Under the 2012 Performance Program, Mr. Moore was entitled to receive a bonus of $15,500 if the adjusted EBITDA of our long-term care segment was at least 92.5% of the segment's budgeted EBITDA for 2012. If the segment's adjusted EBITDA for 2012 was 100% of budget, then the bonus would be $62,000. The bonus amount would be prorated if the segment's adjusted EBITDA for 2012 was between 92.5% and 100.0%, and for each 1.0% that the segment's adjusted EBITDA exceeded 100% of budget (up to a maximum of 110.0%) Mr. Moore would receive an additional $3,100 bonus (for an aggregate maximum bonus based on the segment's adjusted EBITDA of $93,000). Mr. Moore's long-term care segment adjusted EBITDA-based threshold and target bonus amounts could be characterized as “attainable,” meaning that based on historical performance, although attainment of the performance level is uncertain, it can reasonably be anticipated that target performance may be achieved. Amounts in excess of 100% of budgeted were considered less likely to be attained, but still reasonable, and in consideration thereof the Compensation Committee imposed a cap (at 110.0% of budget) on Mr. Moore's long-term care segment adjusted EBITDA-based bonus component.

The following table briefly outlines the individual performance objectives established for each of the Named Executive Officers for 2012. The Compensation Committee may take into account these and any other factors it deems appropriate in determining the executives' bonus payouts based on individual performance. The Compensation Committee does not attempt to quantify, rank or assign relative weight to the various individual objectives for a Named Executive Officer and no individual objective was material to the Compensation Committee's bonus decision.

Name	Individual Performance Objectives
Boyd W. Hendrickson.................
(1) Quality care to meet or exceed expectations; (2) Work on investor relations and opportunities to maximize stockholder value; (3) Continue succession planning and developing successors; (4) Full compliance with internal control requirements; (5) Continue development and evaluation of enterprise risk management program; (6) Work with Chief Operating Officer and Chief Financial Officer to seek out appropriate long-term growth and development opportunities; (7) Effective communications with board and stockholders; (8) Compliance with our code of conduct, bylaws and SEC requirements; and (9) execute on appropriate debt refinancing.

Jose C. Lynch..............................
(1) Achieve specific quality care and compliance metric; (2) Mitigate claims and lawsuits; (3) Meet or exceed certain internal financial objectives; (4) Meet compliance objectives set by Chief Compliance Officer; (5) Continue focus on succession development and objectives set by Chief Executive Officer and Board; (6) Meet individual objectives related to internal short-and long-term strategic planning goals established by Chief Executive Officer; (7) Achieve synergy objectives with our affiliated hospice and home health businesses; and (8) Focus on meeting capital expenditure-related objectives.

Devasis Ghose.............................
(1) Compliance with internal control requirements; (2) Successful performance on investor relations matters; (3) Execution on appropriate debt refinancing and successful working capital management; (4) Improve performance and ensure value is added on a cost-effective basis in information technology resources; and (5) Successfully manage and facilitate professional development of direct reports.

Roland G. Rapp...........................
(1) Ensure that we operate ethically and in compliance with our guidelines, bylaws and SEC requirements; (2) Comply with SEC and NYSE filing requirements; (3) Effective management of internal and external legal costs; (4) Manage legal aspects of acquisitions and divestitures efficiently and effectively; (5) Resolve lawsuits at prudent levels and with efficient utilization of insurance programs; (6) Improve insurance programs where possible to maximize efficiency and stability; and (7) Effective implementation of human resources department initiatives and efficient human resources support for operations.

Matt Moore.................................
(1) Achieve specific quality care and compliance metrics; (2) Meet compliance objectives set by Chief Compliance Officer; (3) Continue focus on succession development and objectives; (4) Execute sales, marketing and census initiatives; (5) Conduct facility visits; (6) Support and contribute to operational initiatives set by Chief Executive Officer and Chief Operating Officer; (7) Focus on meeting capital expenditure-related objectives; (8) Achieve synergy objectives with our affiliated hospice, home health and rehabilitation therapy businesses; and (9) Achieve specific cash management goals.

The 2012 Performance Program, continuing policies previously adopted in 2009, included the following features designed to link pay to performance and, in the case of (iii) and (iv) below, link incentive compensation opportunities to quality services and minimize incentives to engage in excessive risk-taking behavior:

(i)
the adjusted EPS “stretch bonus” portion of the program provides for an additional bonus for every $0.01 that adjusted EPS exceeds the targeted adjusted EPS of $0.85, which was intended to result in a stretch bonus (if applicable) that more closely correlates to a percentage of overall target bonus rather than a percentage of salary;

(ii)	the bonus payouts were capped in the event adjusted EPS exceeds $1.00;

(iii)	a 25% reduction of the total bonus pool and of each individual's bonus opportunity following the decertification of any affiliated facility; and

(iv)
included a bonus clawback provision in the event of a material restatement of our financial statements, pursuant to which the Compensation Committee could seek reimbursement on an after-tax basis of any portion of performance-based compensation paid or awarded to designated executives that is greater than what would have been paid or awarded if calculated based on the restated financial results.

  Analysis of 2012 Performance Period
In February 2013, the Compensation Committee reviewed our 2012 performance and determined that our 2012 adjusted EPS was $0.72 per diluted share, or less than the $0.73 per diluted share threshold amount as set forth in the 2012 Performance Program. The Compensation Committee determined that the consolidated DSO targets for each individual Named Executive Officer were met and that the long-term care segment's adjusted EBITDA was less than 92.5% of budget. The Compensation

Committee also reviewed the performance of each individual against his individual performance objectives and approved bonus amounts related thereto.
The following table summarizes the 2012 bonus amounts for each of the Named Executive Officers based on these determinations:

	Actual Bonus Based on Adjusted EPS		Actual Bonus for Long-Term Care Segment Performance Target	Actual Bonus for Working Capital (DSO) Target	Actual Bonus for Individual Objectives	Actual Total 2012 Bonus
Name	Threshold ($0.073)	Prorated Amount For Exceeding Threshold
Boyd W. Hendrickson.........................	--	n/a	n/a	$34,750	$108,000	$142,750
Jose C. Lynch.....................................	--	n/a	n/a	$27,000	$50,625	$77,625
Devasis Ghose....................................	--	n/a	n/a	$17,000	$51,000	$68,000
Roland G. Rapp..................................	--	n/a	n/a	$16,000	$60,000	$76,000
Matt Moore.........................................	--	n/a	—	$15,500	$24,800	$40,300

2013 Annual Performance Bonus Program
In February 2013, the Compensation Committee approved the Performance Program for 2013, with the same general performance objectives as the Performance Program for 2012, but with modified adjusted EPS threshold, target and maximum amounts as compared to the 2012 amounts and increased focus on quality and compliance initiatives.
The table below outlines each performance objective, and the cash bonus to be awarded for the attainment of each objective, for the 2013 Performance Program.

Name	Potential Bonus for Achieving Quality/Compliance Initiatives (1)	Potential Bonus Based on 2013 Adjusted EPS			Potential Bonus for Achieving Long-Term Care Segment Performance Target	Potential Bonus for Achieving Working Capital (DSO) Target	Potential Bonus for Achieving Individual Objectives (4)	Target Bonus Potential (5)
		Threshold (2)	Target (2)	Stretch For Each $0.01 Over Target (3)
Boyd W. Hendrickson.....................	$173,750	$86,875	$347,500	$15,985	n/a	$34,750	$139,000	$695,000
Jose C. Lynch.................................	$101,250	$50,625	$202,500	$10,125	n/a	$27,000	$81,000	$405,000
Devasis Ghose................................	$63,750	$31,875	$127,500	$6,375	n/a	$12,750	$51,000	$255,000
Roland G. Rapp..............................	$60,000	$30,000	$120,500	$6,000	n/a	$12,000	$48,000	$240,000
Matt Moore.....................................	$46,500	$7,750	$31,000	$3,100	$46,500(5)	$15,500	$15,500	$155,000

(1)
The 2013 Performance Program includes individual quality and compliance-focused objectives for the particular executives. The executive must accomplish each of these objectives, as determined by the Compensation Committee, in its sole discretion, to be eligible to receive the full amount of this portion of the cash bonus. The Compensation Committee also has sole discretion to award a partial amount of the quality and compliance-focused bonus component if the executive achieves some, but not all, of the objectives.

(2)
The threshold 2013 adjusted EPS is required to be met in order to be eligible for the cash bonus for the adjusted EPS performance metric. In the event that the 2013 adjusted EPS is greater than the threshold amount, the amount of cash bonus for the adjusted EPS component will be interpolated for adjusted EPS between the threshold amount and the target amount.

(3)
The Compensation Committee has determined that for every $0.01 of adjusted EPS in excess of the target amount, up to a specified maximum amount, the executive will be awarded a “stretch bonus” that is above the target adjusted EPS bonus potential provided above, which could result in the executive being awarded an adjusted EPS-based bonus above the target adjusted EPS-based bonus.

(4)
The Compensation Committee has established individual objectives, tailored to gauge the performance of each executive in their respective role. The executive must accomplish each of these objectives, as determined by the Compensation Committee, in its sole discretion, to be eligible to receive the full amount of this portion of the cash bonus. The Compensation Committee also has sole discretion to award a partial amount of the bonus related to the achievement of the individual performance objectives if the executive achieves some, but not all, of the objectives.

(5)
Represents the amount that would be earned for achieving the target adjusted EPS for 2013, achieving the applicable DSO targets, achievement of all individual objectives, and, in Mr. Moore's case, achieving the long-term care segment performance target.

(6)
Under the 2013 Performance Program, Mr. Moore will be entitled to receive an additional bonus if the adjusted EBITDA of our long-term care segment is at least 90.0% of the segment's budgeted EBITDA for 2013. If the segment's adjusted EBITDA for 2013 is 100% of the budget EBITDA amount (i.e., the target amount reflected in the table above), then Mr. Moore would receive an additional bonus. The additional bonus amount will be prorated if the segment's adjusted EBITDA for 2013 is between 90.0% and 100.0%, and for each 1.0% that the segment's adjusted EBITDA exceeds 100% of budget (up to a maximum of 115.0%) Mr. Moore will receive an additional bonus.

Equity Awards
We believe that an ownership culture in our company is important to provide our Named Executive Officers with long-term incentives to build value for our stockholders. We believe stock-based awards create such a culture and help to align the interests of our management and employees with the interests of our stockholders, and also provide a retention benefit to us as a result of their vesting features.
We grant equity awards through our 2007 Plan, which was adopted by our board of directors and stockholders to permit the grant of stock-based compensation awards and cash-based performance awards to our officers, non-employee directors, employees and consultants.
2012 Equity Award Program. The 2012 annual equity awards granted to the Named Executive Officers were made using a “value” approach whereby the amount of equity awards was determined based on a dollar value at the time of grant, allocated among two types of awards. We believe this approach provides more consistent and predictable levels of value delivered and expense incurred. In February 2012, the Compensation Committee approved the following target equity grant values for 2012 for each executive based upon its assessment of the respective executive's overall compensation level, the level of equity awards previously granted to the executive, and the industry data provided by PM&P in the 2009 Report. The target equity award value for the particular executives was the same in 2012 as it was in 2011.

Named Executive Officer	Target 2012 Equity Award Value	Number of Shares Granted	% Apportioned to Performance-Based Awards
Boyd W. Hendrickson...............	$900,000	133,531	100%
Jose C. Lynch............................	$600,000	66,766	75%
Devasis Ghose...........................	$400,000	44,510	75%
Roland G. Rapp.........................	$400,000	44,510	75%
Matt Moore...............................	$200,000	22,255	75%
The Compensation Committee determined to apportion the target 2012 equity value noted above between stock options and performance-vested restricted stock for the fiscal 2012to 2015 performance period, with the following amounts being allocated to performance vested restricted stock for the respective grantees: Mr. Hendrickson ($900,000); Mr. Lynch ($450,000); Mr. Ghose ($300,000); Mr. Rapp ($300,000); and Mr. Moore ($150,000). The remaining equity value was apportioned to stock options issued to the respective grantee. The allocated dollar value for options was converted into the number of options using a Black-Scholes valuation model and the dollar value for the performance-vested restricted stock was converted into the number of shares of restricted stock by dividing the dollar value by the closing stock price on the grant date. Stock options provide alignment with stockholder interests and the potential for long-term appreciation for executives while performance-vested restricted stock awards provide retention value and further tie compensation to performance. The stock options vest ratably over a four-year period. The performance-vested restricted stock granted in 2012 vests over a four-year period (or, in Mr. Hendrickson's case, over a two-year period) subject to the satisfaction of performance criteria as further described below.
For the 2012 to 2015 performance period, the first 25% of each grant would vest, if at all, only if our consolidated adjusted EBITDA for 2012 was at least 90% of the midpoint of our 2012 consolidated EBITDA guidance as disclosed in our earnings released issued in February 2012. If that adjusted EBITDA target was not satisfied, no portion of the performance-based restricted stock grant would vest at any time. However, if the adjusted EBITDA target was satisfied, then the first 25% of the grant would vest, and the remaining 75% of the grant would vest in equal 25% annual installments over the following three years (i.e., on the last day of the applicable year) subject to continued employment of the grantee through the applicable vesting date. For Mr. Hendrickson, the first half of the performance-based restricted stock grant would vest if the adjusted EBITDA target was met, with the remaining half vesting over the following year. As a result, the performance vesting component of the grant ties a portion of our executive officer compensation to our financial performance and aligns the interests of our executive officers and our stockholders. The Compensation Committee determined that the adjusted EBITDA target applicable to the performance-based restricted stock grants was satisfied in 2012, and as a result the remaining 75% of each grant (or, in Mr. Hendrickson's case, 50%) will be subject to the time-vesting requirements described above.
In addition, non-qualified options to purchase shares of our Class A common stock were granted on February 15, 2012 with a per share exercise price of $6.74 (the closing stock price of our Class A common stock on the date of grant), to the following individuals in the following amounts: Mr. Lynch (31,396); Mr. Ghose (20,931); Mr. Rapp (20,931); and Mr. Moore (10,465). As discussed above, these options vest ratably over four years from the date of grant. Mr. Hendrickson did not receive an option grant.
2013 Equity Award Program. In February 2013, the Compensation Committee granted performance-vested restricted stock awards for the fiscal 2013 to 2016 performance period and stock option awards to the Named Executive Officers, also based on a value approach. The grants consisted of 25% stock options and 75% performance-vested restricted stock for each recipient other than Mr. Hendrickson, whose grant consisted 100% of performance-vested restricted stock. For the 2013 to 2016 performance period, for each of the Named Executive Officers other than Mr. Hendrickson, 25% of the restricted stock awards are eligible to vest if our consolidated adjusted EBITDA for 2012 is at least $87,550,000. If the performance target for 2013 is satisfied, then the first 25% tranche of the award will vest and each subsequent 25% tranche will vest annually thereafter assuming the grantee's service has not been terminated as of the scheduled vesting date. Mr. Hendrickson's performance vested restricted stock grant is subject to the same performance target, but vests in one single installment, if at all. The options granted to each of Messrs. Lynch, Ghose, Rapp and Moore in February 2013 vest ratably over four years from the date of grant.
In February 2013, the Compensation Committee also made a determination that the threshold performance criteria for 2012 was not satisfied with respect to the performance-vested restricted stock that was previously granted in 2008 to Messrs. Hendrickson, Lynch and Rapp for the 2009-2012 performance period. The threshold performance criteria for those awards was not satisfied in 2009, 2010 or 2011 either. Based upon the performance criteria set forth in those awards, which is based on our cumulative compounded annual EBITDA growth since December 31, 2008, it was highly unlikely that the threshold performance criteria would be satisfied for 2012. As a result of the threshold performance criteria not being satisfied, no portion of those awards vested and the shares subject to the awards were forfeited in full. For additional information regarding the performance-vested restricted stock previously granted with respect to the 2009-2012 performance period, including the number of shares included in the grants to the applicable Named Executive Officers, see footnote 1 under “Outstanding Equity Awards at Fiscal Year-End” below.
Equity Grant Procedures. Executives and employees are eligible to receive long-term equity awards pursuant to the terms of the 2007 Plan, which was approved by our stockholders in 2008 and subsequently further amended and restated (with stockholder approval) in 2011. The Compensation Committee administers the 2007 Plan and establishes the provisions for all awards granted thereunder, including targeted grant values, vesting schedules and other provisions.
Grants to executives and eligible employees are generally made upon hire, promotion and annually. The Compensation Committee determines and approves all equity awards, which are generally granted on the second business day following our first quarterly earnings release following the grant approval. The exercise price of stock option grants is set at 100% of the closing market price of a share of our Class A common stock on the date of grant.
Benefits and Perquisites
The Named Executive Officers are eligible to participate in our benefit plans on the same terms as other employees. We also provide other unique benefits to our Named Executive Officers that are intended to be part of a competitive overall compensation program. For 2012, these included:
•Annual executive physical examinations;
•Four weeks paid vacation; and
•Payment of term life insurance premiums.
 In addition, the Named Executive Officers are eligible to participate in our 401(k) program, but historically have been unable to make contributions due to qualified plan limitations. Before 2012, we paid 100% of the employee portion of the premium costs for our Named Executive Officers to participate in our healthcare plan, but in 2012 we shifted 100% of responsibility for the employee portion of the premium payments to the Named Executive Officers. We continued to pay the employer portion of the healthcare plan premiums.
Severance and Related Benefits
Each of our Named Executive Officers has an employment agreement with us that provides for severance payments if the executive's employment is terminated by us without cause or if we decline to extend the executive's employment term. In addition, each of the Named Executive Officers is subject to a two-year non-compete and non-solicit following the termination of his employment. The vesting of awards of restricted stock and options granted under our long-term performance program accelerates in full or in part, depending on the particular award, upon a change in control or death of a Named Executive Officer. In addition, the awards will continue to vest for an additional year in the event of disability. The Compensation Committee has discretion over the vesting of these awards in the event of a termination without cause, a voluntary resignation or retirement. All unvested awards are immediately forfeited upon a termination for cause. These severance benefits were determined at the time of our initial public offering or, for Messrs. Ghose and Moore, at their hiring and promotion, respectively. The severance benefits are an essential element of our employment agreements with the Named Executive Officers, and are intended to assist us in recruiting and retaining talented executives. See “- Potential Payments upon Termination or Change in Control.”
Compensation Policies
Stock Ownership Guidelines
Stock ownership guidelines for the Named Executive Officers and independent directors were established in 2007. The Named Executive Officers have five years from July 24, 2007 (or their date of hire/promotion, if later) to accumulate and retain minimum value in common stock shares, equivalent to a multiple of each executive's base salary, as outlined below. Mr. Ghose (who was hired in November 2007) and Mr. Moore (who was promoted in April 2010) are working towards accumulating their base salary multiple amounts in compliance with the guidelines.

Named Executive Officer	Position	Multiple of Base Salary
Boyd W. Hendrickson	Chairman of the Board & Chief Executive Officer	5 times
Jose C. Lynch	President and Chief Operating Officer	4 times
Devasis Ghose	Executive Vice President, Chief Financial Officer and Treasurer	3 times
Roland G. Rapp	Executive Vice President, Chief Administrative Officer and Secretary	3 times
Matt Moore	Executive Vice President of Inpatient Operations	3 times
Independent directors are required to accumulate (and thereafter retain) at least three times their annual retainer within three years of joining our board. For purposes of determining stock ownership under these guidelines, ownership shares are made up of all forms of common stock (including unvested restricted stock awards, unvested restricted stock units and unvested performance-based restricted stock). Ownership shares do not include vested or unvested stock options. Mr. Yarwood (who joined the board in March 2011) is working on accumulating his annual retainer multiple amount in compliance with the guidelines.
Impact of Tax and Accounting
As a general matter, the Compensation Committee takes into account the various tax and accounting implications of the compensation vehicles employed by us.
When determining amounts of long-term incentive grants to executives and employees, the Compensation Committee examines the accounting cost associated with the grants. Under Financial Accounting Standard Boards Accounting Standard Codification Topic 718, “Compensation - Stock Compensation,” or “FASB ASC Topic 718,” grants of restricted stock awards and stock options result in a recognition of a compensation expense, which is taken into account in determining the mix of equity grants to be made to Named Executive Officers.
Section 162(m) of the Internal Revenue Code, or the “Code,” does not permit publicly-traded companies to take income tax deductions for compensation paid to the Chief Executive Officer and any of the three most highly paid executive officers, other than the Chief Financial Officer, to the extent that compensation exceeds $1 million in any taxable year and does not otherwise qualify as performance-based compensation. Our 2007 Plan is structured to allow us to pay performance-based compensation not subject to the $1 million limitation. In addition, our Performance Program and structured long-term equity performance program have been designed and have generally been implemented with the intent to meet the performance-based criteria of Section 162(m) of the Code.
The Compensation Committee intends to maximize tax effectiveness of our executive incentive plans, and will continue to consider steps that might be in our best interests to comply with Section 162(m) of the Code. However, in establishing the cash and equity incentive compensation programs for the Named Executive Officers, the Compensation Committee believes that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole or primary factor. The Compensation Committee believes that cash and equity incentive compensation must be maintained at the requisite level to attract and retain the executive officers essential to our financial success, even if all or part of that compensation may not be deductible by reason of the limitations of Section 162(m) of the Code.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis above with our management. Based on the review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Submitted by:	Glenn S. Schafer (Chairman)
Robert M. Le Blanc
M. Bernard Puckett
Bruce A. Yarwood

Members of the Compensation Committee

Summary Compensation Table
The following table sets forth the compensation awarded to, earned by or paid to our Named Executive Officers during the fiscal years ended December 31, 2012, 2011 and 2010.

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Boyd W. Hendrickson	2012	$695,000	$899,999	$--	$142,750	$6,348	$1,744,097
Chairman and Chief Executive Officer	2011	$695,000	$900,000	$--	$500,391	$20,606	$2,115,997
	2010	$650,000	$899,998	$150,000	$380,000	$17,844	$2,097,842

Jose C. Lynch	2012	$540,000	$450,003	$150,000	$77,625	$6,980	$1,224,608
President and Chief Operating Officer	2011	$540,000	$450,000	$150,000	$278,813	$20,606	$1,439,419
	2010	$520,000	$299,998	$450,000	$230,750	$19,866	$1,520,614

Devasis Ghose	2012	$425,000	$299,997	$100,000	$68,000	$6,684	$899,681
Executive Vice President, Chief Financial Officer and Treasurer	2011	$425,000	$300,000	$100,000	$185,786	$19,466	$1,032,252
	2010	$400,000	$199,994	$249,999	$142,000	$18,940	$1,010,933

Roland G. Rapp	2012	$400,000	$299,997	$100,000	$76,000	$6,738	$882,735
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary	2011	$400,000	$300,000	$100,000	$181,917	$21,074	$1,002,991
	2010	$366,000	$199,994	$349,998	$130,150	$18,845	$1,064,987

Matt Moore	2012	$310,000	$149,999	$50,000	$40,300	$6,590	$556,889
Executive Vice President of Inpatient Operations	2011	$310,000	$150,000	$50,000	$73,431	$19,517	$602,948
	2010	$280,409	$49,995	$49,997	$147,895	$303,499	$832,296

(1)
The amounts shown represent the aggregate grant date fair value of the respective stock and option awards granted in the year indicated, as computed in accordance with FASB ASC Topic 718. The grant date fair value of the performance vested restricted stock awards granted in February 2012for the 2012-2015 performance period is based on the probable outcome of the performance criteria calculated in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions for the 2012 awards, see Footnote 12, “Stock-Based Compensation” to our 2012 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012. For additional information regarding equity awards granted in 2012, including a description of how the performance-vested restricted stock works, see “Compensation Discussion and Analysis - Equity Awards.”

(2)
The amounts shown represent the performance-based bonus awards earned under our Performance Programs for the applicable year. For a more complete description of the Performance Programs see “Compensation Discussion and Analysis - Annual Performance Bonus Program.”

(3)
The amounts shown consist of our cost for the provision to the Named Executive Officers of life/accidental death and dismemberment (AD&D) insurance premiums, and other benefits, which for 2012 were as follows:

Name	Life/AD&D Insurance	Other*
Boyd W. Hendrickson.....................................................	--	$6,348
Jose C. Lynch.................................................................	$632	$6,348
Devasis Ghose................................................................	$498	$6,186
Roland G. Rapp..............................................................	$468	$6,270
Matt Moore.....................................................................	$242	$6,348
* For 2012, includes amounts for the employer portion of health, dental, vision and disability insurance premiums.

Grants of Plan-Based Awards
The following table sets forth summary information regarding all grants of plan-based awards made to our Named Executive Officers during fiscal year 2012.

Name	Grant Date	Approval Date (3)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
			Performance Cash Bonus Program			Performance-Based Restricted Stock			Stock Options
Boyd W. Hendrickson	2/15/2012	2/7/2012	--	--	--	133,531	--	--	--	--	$ 899,999(5)
	2/7/2012	2/7/2012	$260,625	$695,000	$854,850	--	--	--	--	--	--
Jose C. Lynch	2/15/2012	2/7/2012	--	--	--	--	--	--	31,396	$6.74	$ 150,000(6)
	2/15/2012	2/7/2012	--	--	--	66,766	--	--	--	--	$ 450,003(5)
	2/7/2012	2/7/2012	$148,500	$405,000	$506,250	--	--	--	--	--	--
Devasis Ghose	2/15/2012	2/7/2012	--	--	--	--	--	--	20,931	$6.74	$ 100,000(6)
	2/15/2012	2/7/2012	--	--	--	44,510	--	--	--	--	$ 299,997(5)
	2/7/2012	2/7/2012	$87,125	$255,000	$318,750	--	--	--	--	--	--
Roland G. Rapp	2/15/2012	2/7/2012	--	--	--	--	--	--	20,931	$6.74	$ 100,000(6)
	2/15/2012	2/7/2012	--	--	--	44,510	--	--	--	--	$ 299,997(5)
	2/7/2012	2/7/2012	$82,000	$240,000	$300,000	--	--	--	--	--	--
Matt Moore	2/15/2012	2/7/2012	--	--	--	--	--	--	10,465	$6.74	$ 50,000(6)
	2/15/2012	2/7/2012	--	--	--	22,255	--	--	--	--	$ 149,999(5)
	2/7/2012	2/7/2012	$38,750	$155,000	$232,500	--	--	--	--	--	--
___________________________________

(1)
The amounts shown represent the potential value of performance cash bonuses under our 2012 Performance Program based on achievement of the following pre-established performance measures and targets: (a) 2012 consolidated adjusted Earnings Per Share (EPS) threshold of $0.73, target of $0.85, and maximum of $1.00; (b) 2012 working capital, as a measure of DSO targets individualized for each Named Executive Officer's areas of responsibility; and (c) individual performance objectives tailored to each Named Executive Officer's role. For 2012, we established target cash bonus opportunities, which are expressed as a percentage of base salary, of 100% for Mr. Hendrickson, 75% for Mr. Lynch, 60% for each of Messrs. Ghose and Rapp, and 50% for Mr. Moore.

The threshold and target amounts shown in the table above are based on achievement of each Named Executive Officer's threshold and target objectives, respectively. The maximum amount shown is based on an additional 1% of base salary payable for every $0.01 of incremental adjusted EPS growth above the target amount, up to a maximum of $1.00 adjusted EPS.
Additionally, Mr. Moore was entitled to receive a bonus of $15,500 if the adjusted EBITDA of our long-term care segment was at least 92.5% of the segment's budgeted EBITDA for 2012. If the segment's adjusted EBITDA for 2012 was 100% of budget, then the bonus would be $62,000. The bonus amount would be prorated if the segment's adjusted EBITDA for 2012 was between 92.5% and 100.0%, and for each 1.0% that the segment's adjusted EBITDA exceeded 100% of budget (up to a maximum of 110.0%) Mr. Moore would receive an additional $3,100 bonus (for an aggregate maximum bonus based on the segment's adjusted EBITDA of $93,000).
See “Compensation Discussion and Analysis - Annual Performance Bonus Programs” for a more complete description of the 2012 Performance Program and the actual 2012 bonus payouts to the Named Executive Officers.

(2)
Messrs. Hendrickson, Lynch, Rapp, Ghose and Moore were granted restricted stock under our 2007 Plan. The grants of restricted stock reflected in the table are performance-vested restricted stock. Each grant of performance-vested restricted stock is subject to vesting over a 4-year period, other than the grant to Mr. Hendrickson, which is subject to vesting over a 2-year period. Other than with respect to the grant to Mr. Hendrickson, the first 25% of the grant would vest, if at all, only if our consolidated adjusted EBITDA for 2012 was at least 90% of the midpoint of our 2012 consolidated EBITDA guidance as disclosed in our earnings released issued in February 2012. If that adjusted EBITDA target was not satisfied, no portion of the performance-vested restricted stock grant would vest at any time. However, if the adjusted EBITDA target was satisfied, then the first 25% of the grant would vest, and the remaining 75% of the grant would vest in equal 25% annual installments over the following three years (i.e., on each successive anniversary of the grant date) subject to continued employment of the grantee. With respect to the grant to Mr.

Hendrickson, his grant would vest, if at all, based on the achievement of the same adjusted EBITDA target for 2012 that applies to the grants to the other Named Executive Officers, but if the target is satisfied then the first half of the grant vests and the remaining half of the grant vests the following year. There is no “target” or “maximum” number under the long-term equity incentive program. If the threshold level of performance is not achieved, no shares would vest. See “Compensation Discussion and Analysis - Equity Awards” for a more complete description of these awards and for information on the Compensation Committee's determination that the applicable consolidated adjusted EBITDA performance target was satisfied for 2012.

(3)	Reflects the date on which the grants were approved by the Compensation Committee.

(4)
Reflects options granted under the 2007 Plan on February 15, 2012 to Messrs. Lynch, Ghose, Rapp and Moore, which vest in equal 25% annual installments on the first four anniversaries of the grant date, subject to continued employment of the grantee.

(5)
With respect to the performance-vested restricted stock, reflects the grant date fair value calculated in accordance with FASB ASC Topic 718, based on the probable outcome of the performance conditions discussed under “Compensation Discussion and Analysis - Equity Awards.” With respect to performance-based restricted stock, we assumed that the performance criteria would be achieved.

(6)
With respect to the applicable stock options, reflects the grant date fair value of the options, as computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in this column, see Footnote 12, “Stock-Based Compensation” to our 2012 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the grant date fair value.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth summary information regarding the outstanding equity awards held by our Named Executive Officers at December 31, 2012.

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($/Option)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Stock Options						Restricted Stock		Performance-Based Restricted Stock
Boyd W. Hendrickson	62,335	(1)	20,778	(1)	$10.04	2/13/2019	--	--	40,983	(2)	$ 261,062(2)
	26,758	(3)	26,758	(3)	$5.91	2/11/2020	--	--	76,142	(4)	$ 485,025(4)
	--		--		--	--	--	--	46,620	(5)	$ 296,969(5)
	--		--		--	--	--	--	133,531	(6)	$ 850,542(6)

Jose C. Lynch	41,556	(1)	13,852	(1)	$10.04	2/13/2019	--	--	27,322	(2)	$ 174,041(2)
	80,274	(3)	80,274	(3)	$5.91	2/11/2020	--	--	25,381	(4)	$ 161,677(4)
	5,671	(7)	17,013	(7)	$12.87	2/16/2021	--	--	26,224	(5)	$ 167,047(5)
	--		31,396	(8)	$6.74	2/15/2022	--	--	66,766	(6)	$ 425,299(6)

Devasis Ghose	125,000	(9)	--		$12.74	2/15/2018	--	--	16,920	(4)	$ 107,780(4)
	44,597	(3)	44,596	(3)	$5.91	2/11/2020	--	--	17,483	(5)	$ 111,367(5)
	3,780	(7)	11,342	(7)	$12.87	2/16/2021	--	--	44,510	(6)	$ 283,528(6)
	--		20,931	(8)	$6.74	2/15/2022	--	--	--		--

Roland G. Rapp	20,778	(1)	6,926	(1)	$10.04	2/13/2019	--	--	13,661	(2)	$ 87,021(2)
	62,436	(3)	62,434	(3)	$5.91	2/11/2020	--	--	16,920	(4)	$ 107,780(4)
	3,780	(7)	11,343	(7)	$12.87	2/16/2021	--	--	17,483	(5)	111,367(5)
	--		20,931	(8)	$6.74	2/15/2022	--	--	44,510	(6)	$ 283,529(6)

Matt Moore	7,000		--		$15.50	5/14/2017	--	--	1,494	(4)	$ 9,517(4)
	8,722	(9)	8,720	(9)	$6.84	5/5/2020	--	--	8,742	(5)	$ 55,687(5)
	1,891	(7)	5,670	(7)	$12.87	2/16/2021	--	--	22,255	(6)	$ 141,764(6)
	--		10,645	(8)	$6.74	2/15/2022	2,500(10)	$15,925(10)	--		--

______________________________

(1)	The option vests and becomes exercisable in four equal installments, subject to continued employment, on each of February 13, 2010, 2011, 2012, and 2013.

(2)
The number of shares shown in this column reflects the maximum number of shares of 2009-2012 performance-vested restricted stock that could have vested if the performance criteria had been met in 2012. The Company did not achieve the threshold performance criteria in 2009, 2010, 2011, or in 2012. Each year, 25% of the shares awarded plus any shares that did not vest in prior years were eligible for vesting (as shares that do not vest in any year were carried forward to following years and subject to vesting based on that subject year's performance). If threshold performance under the program were equaled or exceeded, a percentage of the shares of restricted stock eligible for vesting in that year would vest in proportion to the performance level achieved. There was no “target” number under this program. The number of shares that would have actually vested would have been interpolated based on achieving growth between threshold and maximum performance. The corresponding payout multiple shown above was calculated by multiplying the number of shares shown in the table by $6.37, the closing price of our common stock on December 31, 2012 (the last business day of the year). As discussed above in “Compensation Discussion and Analysis - Equity Awards - 2013 Equity Award Program,” none of the shares of 2009-2012 performance vested restricted stock vested, and all of them were forfeited back to the Company in February 2013.

(3)	The option vests and becomes exercisable in four equal installments, subject to continued employment, on each of February 11, 2011, 2012, 2013, and 2014.

(4)
The number of shares shown in this column reflects the maximum number of shares of 2010-2013 performance-vested restricted stock that may vest if the threshold performance criteria is met. The corresponding payout multiple shown above was calculated by multiplying the number of shares shown in the table by $6.37, the closing price of our common stock on December 30, 2012 (the last business day of the year). See “Compensation Discussion and Analysis - Equity Awards” for a more complete description of these awards.

(5)
The number of shares shown in this column reflects the number of shares of 2011-2014 performance-vested restricted stock that may vest if the threshold performance criteria is met. The corresponding payout multiple shown above was calculated by multiplying the number of shares shown in the table by $6.37, the closing price of our common stock on December 31, 2012 (the last business day of the year). See “Compensation Discussion and Analysis - Equity Awards” for a more complete description of these awards.

(6)
The number of shares shown in this column reflects the number of shares of 2012-2015 performance-vested restricted stock that may vest if the threshold performance criteria is met. The corresponding payout multiple shown above was calculated by multiplying the number of shares shown in the table by $6.37, the closing price of our common stock on December 31, 2012 (the last business day of the year). See “Compensation Discussion and Analysis - Equity Awards” for a more complete description of these awards.

(7)	The option vests and becomes exercisable in four equal installments, subject to continued employment, on each of February 16, 2012, 2013, 2014, and 2015.

(8)	The option vests and becomes exercisable in four equal installments, subject to continued employment, on each of February 15, 2013, 2014, 2015, and 2016

(9)	The option vests and becomes exercisable in four equal installments, subject to continued employment, on each of May 5, 2011, 2012, 2013, and 2014.

(10)
The shares reflected are the unvested portion of a prior grant of 5,000 shares of restricted stock that vests in four equal installments, subject to continued employment, on February 11, 2011, 2012, 2013, and 2014. The market value was calculated by multiplying the number of shares of stock shown in the table by $6.37, the closing price of our common stock on December 31, 2012 (the last business day of the year).

Option Exercises and Stock Vested
The following table summarizes the vesting of restricted stock awards for each of our Named Executive Officers for the year ended December 31, 2012. None of our Named Executive Officers exercised any stock options during the year ended December 31, 2012.

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Boyd W. Hendrickson.............................................	61,381	$394,113
Jose C. Lynch..........................................................	21,431	$138,176
Devasis Ghose.........................................................	29,287	$193,215
Roland G. Rapp.......................................................	14,287	$92,115
Matt Moore.............................................................	4,910	$33,433
___________________________

(1)
The reflected shares for Mr. Hendrickson vested on February 11, 2012 (38,071 shares) and February 16, 2012 (23,310 shares). Mr. Lynch's shares vested on February 11, 2012 (12,690 shares) and February 16, 2012 (8,741 shares). Mr. Ghose's shares vested on February 11, 2012 (8,460 shares), February 15, 2012 (15,000 shares) and February 16, 2012 (5,827 shares). Mr. Rapp's shares vested on February 11, 2012 (8,460 shares) and February 16, 2012 (5,827 shares). Mr. Moore's shares vested on February 11, 2012 (1,250 shares), February 16, 2012 (2,913 shares) and May 5, 2012 (747 shares).

(2)
The value realized was calculated by multiplying the number of shares that vested on the particular vesting date by the closing market price of our Class A common stock on the vesting date. The closing market price of our Class A common stock was $6.06 on February 11, 2012, $6.74 on February 15, 2012, $7.01 on February 16, 2012 and $7.28 on May 5, 2012.

Employment Agreements with the Named Executive Officers
We have entered into employment agreements with each of our Named Executive Officers. The following provides a description of the material terms of the employment agreements we have entered into with our Named Executive Officers other than certain severance benefits that are also provided under the employment agreements and described below under “- Potential Payments Upon Termination or Change in Control.” The employment agreements for each of our Named Executive Officers provide for eligibility to participate in our equity plans and an annual performance-based bonus plan established by our board of directors.
Boyd W. Hendrickson. The employment agreement with Mr. Hendrickson appoints him as our Chairman of the Board and Chief Executive Officer and automatically extends for successive one-year periods until written notice of non-extension is given by either us or Mr. Hendrickson no later than 60 days prior to the expiration of the then applicable term. Under the agreement, Mr. Hendrickson is entitled to receive an annual base salary of $560,000, which is subject to upward adjustment by our board of directors. Mr. Hendrickson's current base salary is $695,000.
Jose C. Lynch. The employment agreement with Mr. Lynch appoints him as our President and Chief Operating Officer and automatically extends for successive one-year periods until written notice of non-extension is given by either us or Mr. Lynch no later than 60 days prior to the expiration of the then applicable term. Under the agreement, Mr. Lynch is entitled to receive an annual base salary of $460,000, subject to upward adjustment by the board of directors. Mr. Lynch's current base salary is $540,000.
Devasis Ghose. The employment agreement with Mr. Ghose automatically extends for successive one-year periods until written notice of non-extension is given by either us or Mr. Ghose no later than 60 days prior to the expiration of the then applicable term. Mr. Ghose was appointed Executive Vice President on February 6, 2008 and subsequently became Treasurer and Chief Financial Officer on March 3, 2008. Under his agreement, Mr. Ghose is entitled to receive an annual base salary of $400,000, subject to upward adjustment by the board of directors. Mr. Ghose's current base salary is $425,000.
Roland G. Rapp. The employment agreement with Mr. Rapp appoints him as our General Counsel, Secretary and Chief Administrative Officer and automatically extends for successive one-year periods until written notice of non-extension is given by either us or Mr. Rapp no later than 60 days prior to the expiration of the then applicable term. Under the agreement, Mr. Rapp is entitled to receive an annual base salary of $335,000, subject to upward adjustment by the board of directors. Mr. Rapp's current base salary is $400,000.
Matt Moore. The employment agreement with Mr. Moore appoints him as Executive Vice President of Inpatient Operations of Skilled Healthcare, LLC, which is our consolidated administrative services subsidiary. Mr. Moore's employment under the agreement automatically extends for successive one-year periods until written notice of non-extension is given by either us or Mr. Moore no later than 60 days prior to the expiration of the then applicable term. Under the agreement, Mr. Moore is entitled to receive an annual base salary of $300,000, subject to upward adjustment by the board of directors. Mr. Moore's current base salary is $310,000.

Potential Payments Upon Termination or Change in Control
We have entered into employment agreements with each of our Named Executive Officers and certain other members of our senior management that provide certain severance payments and benefits. We do not offer separate payments upon a change of control of our company.
Payments upon Termination. Under the terms of their employment agreements, the Named Executive Officers receive severance benefits if we terminate their employment without cause or if we do not extend their employment agreement term. In addition, each of the Named Executive Officers is subject to a two-year non-compete and non-solicit following the termination of his employment. The following table sets forth the benefits provided in each case:

Element	Boyd W. Hendrickson	Jose C. Lynch	Devasis Ghose	Roland G. Rapp	Matt Moore
Severance Provision Upon Termination Without Cause
Base Salary:	24 months	24 months	18 months	18 months	12 months
Benefits:	12 months paid medical benefit premium costs under COBRA and costs under life and disability insurance following date of termination.
Severance Provision Upon Non-Extension of Employment Term by Company
Base Salary:	12 months	12 months	12 months	12 months	12 months
In addition, bonuses are payable on a pro rata basis proportionate to the number of days worked during the calendar year through termination date as described above. For purposes of these severance agreements: “cause” is generally defined as one of the following: (i) the executive’s failure to perform substantially his duties, (ii) the executive’s failure to carry out in any material respect any lawful and reasonable directive of our board of directors, (iii) the executive’s conviction of a felony, or, to the extent involving fraud, dishonesty, theft, embezzlement or moral turpitude, or any other crime, (iv) the executive’s violation of a material regulatory requirement relating to us that is injurious to us in any material respect, (v) the executive’s unlawful use or possession of illegal drugs on our property or while performing such executive’s duties, (vi) the executive’s breach of his employment agreement, or (vii) the executive’s commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty with respect to us.
The employment agreements do not include provisions for payments upon a change in control or termination following a change in control, other than the severance benefits described above.
Under the terms of our equity incentive program, the vesting of the performance-vested restricted stock accelerate immediately upon a change in control. In addition, in the event of disability, the awards will continue to vest for an additional year. The Compensation Committee has discretion to accelerate any awards upon termination without cause or resignation. Under the 2007 Plan, in the event of a “change in control” as defined in the 2007 Plan, each outstanding award other than shares of restricted stock, which are subject to automatic accelerated vesting, will be assumed, or substituted for an equivalent award, by the successor corporation. If the successor corporation does not provide for the assumption or substitution of the awards, the administrator may cause all awards to become fully exercisable prior to the consummation of the transaction constituting a change in control.
In addition, we pay our Named Executive Officers' term life insurance premiums. In the event of their deaths under circumstances covered by their term life insurance policies, Messrs. Hendrickson, Lynch, Ghose, Rapp and Moore's respective beneficiaries would be paid $1,015,000, $810,000, $653,000, $600,000 and $310,000.
In accordance with the requirements of the rules of the SEC, the following table presents our reasonable estimate of the benefits payable to the Named Executive Officers under our employment agreements assuming that the following occurred on December 31, 2012, the last business day of fiscal year 2012: (i) we terminate the executive's employment without cause; (ii) we do not extend the executive's employment agreement and (iii) a sale of the company occurs or in the event of death.
Excluded from the table below are benefits provided to all employees, such as accrued vacation. While we have made reasonable assumptions regarding the amounts payable, there can be no assurance that in the event of a termination of employment the Named Executive Officers will receive the amounts reflected below.

Name	Trigger	Salary(1)	Continuation of Welfare Benefits(2)	Acceleration of Equity Awards(3)	Acceleration of Equity Options(4)	Total Value(5)
Boyd W. Hendrickson..	Termination of Employment	$1,390,000	$16,038	--	--	$1,406,038
	Non-Extension of Term	$695,000	--	--	--	$695,000
	Sale of the Company or Death	--	--	$1,893,648	$12,309	$1,905,957
Jose C. Lynch...............	Termination of Employment	$1,080,000	$26,633	--	--	$1,106,633
	Non-Extension of Term	$540,000	--	--	--	$540,000
	Sale of the Company or Death	--	--	$928,064	$36,926	$964,990
Devasis Ghose..............	Termination of Employment	$637,500	$15,640	--	--	$653,140
	Non-Extension of Term	$637,500	--	--	--	$637,500
	Sale of the Company or Death	--	--	$502,676	$20,514	$523,190
Roland G. Rapp............	Termination of Employment	$600,000	$21,924	--	--	$621,924
	Non-Extension of Term	$400,000	--	--	--	$400,000
	Sale of the Company or Death	--	--	$586,696	$28,720	$615,416
Matt Moore..................	Termination of Employment	$310,000	$19,209	--	--	$329,209
	Non-Extension of Term	$310,000	--	--	--	$310,000
	Sale of the Company or Death	--	--	$222,893	--	$222,893
_________________________________

(1)
Represents the dollar value of cash severance based upon the appropriate multiple for the executive, multiplied by the executive's annual base salary. Amounts do not include a pro-rated bonus for fiscal year 2012 as the trigger event is assumed to occur on the last day of 2012 and thus the payout would be the same as if the trigger event had not occurred.

(2)
Represents the estimated payments for continued medical, dental, vision, life and disability insurance coverage, each for a period of one year, after termination of employment without cause, based on our current estimated costs to provide such continued coverage.

(3)
Represents the aggregate value of the acceleration of vesting of the participant's unvested restricted stock based on the closing price of our common stock on December 31, 2012 ($6.37), which was the last trading day of 2012, assuming the successor corporation does not provide for the assumption or substitution of the awards.

(4)
Represents the aggregate value of the acceleration of vesting of the participant's unvested in-the-money stock options based on the closing price of our common stock on December 31, 2012 ($6.37), which was the last trading day of 2012, assuming the successor corporation does not provide for the assumption or substitution of the awards and our Compensation Committee elects to accelerate the vesting of the unvested stock options.

(5)
Excludes the presently unquantifiable value to the executive of a continued right to indemnification by us and the executive's right to continued coverage under our directors' and officers' liability insurance.

Director Compensation
Our directors who are also employees are not separately compensated for their services as directors. Messrs. Hendrickson and Lynch did not receive separate compensation for services as directors during fiscal year 2012. In addition, we do not pay Mr. Le Blanc any compensation for his service on our board and board committees because his service to us as a board member is provided as a part of the consulting service provided to us under an agreement with Onex Partners Manager LP. Mr. Scott is a part-time employee with us, and did not receive compensation for his services as a director other than restricted stock units with a value of approximately $80,000 (based on the closing price of our Class A common stock on the date of grant) awarded on August 10, 2012.
Effective August 1, 2009, our board approved the following compensation for our non-employee directors, excluding Mr. Le Blanc: an annual cash retainer of $40,000, a $1,500 payment per meeting attended in person and a $500 payment for each meeting attended via teleconference, unless the meeting lasts more than two hours, in which case the compensation is $1,500. In addition, Chairpersons of our various standing board committees receive additional annual cash retainers of $15,000. Our board of directors may from time to time also provide for cash compensation payable to members of ad hoc committees of the board.
In addition to cash compensation, each non-employee director, excluding Mr. Le Blanc, has received restricted stock units with a value of approximately $80,000 (as of the grant date) each year. The restricted stock units are generally granted each year after our second quarter earnings release, subject to service as a member of our board of directors at that time. The number of units subject to the award is determined by dividing the designated value of the grant by the per share stock price at close of the market on the grant date, with any fractional shares rounded down. The restricted stock units awarded vest fully on the first anniversary of the grant date. The awards are generally settled (and unrestricted shares of Class A common stock issued) upon vesting, subject to any settlement deferral election made by the grantee as permitted by the Code.
Director Compensation Table
The following table summarizes the compensation received by our non-employee directors for their services during fiscal year 2012. The compensation received by Messrs. Hendrickson and Lynch is reflected in the Summary Compensation Table above.

Director	Fees Earned or Paid In Cash(1)	Stock Awards(2)	Other Compensation	Total
Michael E. Boxer...........................................	$76,000	$79,997	--	$155,997
Robert M. Le Blanc.......................................	--	--	--	--
M. Bernard Puckett........................................	$61,000	$79,997	--	$140,997
Linda Rosenstock, M.D.................................	$64,500	$79,997	--	$144,497
Glenn S. Schafer.............................................	$77,000	$79,997	--	$156,997
William C. Scott.............................................	--	$79,997	$ 161,026(3)	$241,023
Bruce A. Yarwood..........................................	$59,000	$79,997	--	$138,997
__________________________

(1)	Represents fees paid to directors for their service on the board of directors and its standing committees as described above.

(2)
The amounts shown represent the aggregate grant date fair value of all stock awards granted in 2012, as computed in accordance with FASB ASC Topic 718, which for each non-employee director consisted of an award of 14,388 restricted stock units granted on August 10, 2012 (based on the closing price of our Class A common stock of $5.56 on that date). The restricted stock units vest in full on August 10, 2013, and each restricted stock unit represents the contingent right to receive one share of our Class A common stock.

(3)
Represents $150,000 paid to Mr. Scott in connection with his employment with us on a part-time basis assessing potential acquisition opportunities and for other miscellaneous matters, $7,025 for a car allowance, and $4,001 for medical, dental, vision, disability and life insurance coverage.

The members of our board of directors also are entitled to reimbursement of their expenses incurred in connection with attendance at board and committee meetings and conferences with our senior management. We do not offer our non-employee directors and any perquisites or other forms of compensation for service on our board of directors.
The following table sets forth the number of unvested restricted stock units held by each of our non-employee directors as of December 31, 2012. None of our non-employee directors held any stock options as of December 31, 2012.

Name	Unvested Restricted Stock Units Outstanding at 12/31/12 (# of units)
Michael E. Boxer	14,388
Robert M. Le Blanc	--
M. Bernard Puckett	14,388
Linda Rosenstock, M.D.	14,388
Glenn S. Schafer	14,388
William C. Scott	14,388
Bruce A Yarwood	14,388
Compensation Risk Assessment
In 2012, our Compensation Committee and management reviewed the design and operation of our compensation programs. The review included an assessment of the level of risk associated with our executive compensation program as well as incentive plans at other levels of the organization. As part of this review and assessment, the Compensation Committee identified the following features, among others, that work to avoid, discourage, or mitigate excessive or unnecessary risk taking:

•	Our pay philosophy targets compensation at market competitive levels and emphasizes performance-based awards;

•	The elements of our compensation programs (base pay, short-term incentive and long-term incentives) are appropriately balanced.

•	The timing of incentive award payouts and/or vesting is generally linked to future performance.

•	Incentive plans utilize a diversified set of financial and non-financial performance metrics that are measured at combinations of organizational and individual levels.

•
Long-term incentive awards provide a mix of equity vehicles, including stock options, performance-vesting restricted stock and time-vesting restricted stock, which are all subject to multi-year vesting schedules.

•	Individual awards under our performance incentive plans are capped at specified maximum levels.

•	Award accruals and payments are monitored on an ongoing basis by management, and with respect to our executive officers, by the Compensation Committee.
Additional features of our executive compensation program include:

•	The Compensation Committee provides ongoing oversight.

•	The Compensation Committee sets performance measures and goals under our annual performance bonus plans to ensure resulting payouts are appropriate for a given level of achievement.

•
Our performance bonus plans incorporate the exercise of negative discretion on the part of the Compensation Committee, which allows them discretion to make downward adjustments of payouts in response to our financial or operational performance.

•	Our stock ownership guidelines promote long-term ownership of our stock and further align executives with the long-term interests of our stockholders.

•	Our policy to claw back certain bonus amounts in the event of a restatement of our financial statements helps to ensure executives act in the best interests of our company and its stockholders.

•	A prohibition on insider trading.
We believe that our compensation programs effectively link performance-based compensation to the achievement of long-term and short-term goals, and does not encourage unnecessary or excessive risk taking. Based on the foregoing review and assessment, we believe that our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serve, or in the past year have served, as a member of our board of directors or compensation committee of any other entity that has executive officers who have served on our board of directors or compensation committee. Robert M. Le Blanc, M. Bernard Puckett, Glenn S. Schafer (Chairman) and Bruce A. Yarwood are currently members of the Compensation Committee.

Robert M. Le Blanc serves as a Managing Director of Onex Corporation. We have an agreement with Onex Partners Manager LP, or Onex Manager, a wholly-owned subsidiary of Onex Corporation, which together with its affiliates beneficially owned approximately 82.2% of the voting power of our outstanding common stock as of March 14, 2013. In exchange for providing us with corporate finance and strategic planning consulting services, we pay Onex Manager an annual fee of $0.5 million. We reimburse Onex Manager for out-of-pocket expenses incurred in connection with the provision of services pursuant to the agreement. In addition, stockholders who held approximately 88.9% of the voting power of our outstanding common stock as of March 14, 2013, including Onex Corporation, are party to an investor stockholders' agreement. Under this agreement, these stockholders have agreed to vote their shares on matters presented to the stockholders as specifically provided in the investor stockholders' agreement, or, if not so provided, in the same manner as Onex. In particular, each non-Onex party agreed to vote all of their shares to elect to our board of directors such individuals as may be designated by Onex from time to time. Mr. Le Blanc has been designated to serve on our board of directors by Onex.

AUDIT MATTERS
Audit Committee Report
Following is the report of the Audit Committee with respect to Skilled Healthcare Group, Inc.'s audited consolidated balance sheets as of December 31, 2012, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2012 and the notes thereto.
The Audit Committee has reviewed and discussed our audited financial statements (including the quality of Skilled Healthcare Group, Inc.'s accounting principles) with management. Our management is responsible for the preparation, presentation and integrity of our financial statements. Management is also responsible for establishing and maintaining internal controls over financial reporting (as defined in Exchange Act Rule 13a-15(f)) and for evaluating the effectiveness of those internal controls and for evaluating any changes in those controls that will, or is reasonably likely to, affect internal controls over financial reporting. Management is also responsible for establishing and maintaining disclosure controls (as defined in Exchange Act Rule 13a-15(e)) and for evaluating the effectiveness of disclosure controls and procedures.
The Audit Committee has reviewed and discussed our audited financial statements (including the quality of our accounting principles) with Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Further, the Audit Committee reviewed Ernst & Young LLP's Report of Independent Registered Public Accounting Firm included in our Annual Report on Form 10-K related to its audit of the consolidated financial statements and financial statement schedules.
The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by applicable requirements of Public Company Accounting Oversight Board regarding Ernst & Young LLP's communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.
Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors of Skilled Healthcare Group, Inc. that its audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Submitted by:	Michael E. Boxer (Chair)
M. Bernard Puckett
Glenn S. Schafer
Members of the Audit Committee

PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are seeking non-binding advisory stockholder approval of the compensation of our Named Executive Officers as disclosed in the section of this proxy statement entitled “Executive Compensation.” The vote does not address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Although the vote is non-binding, the board of directors and the Compensation Committee will review the voting results in connection with their regular evaluations of our compensation programs.
Stockholders are being asked to vote on the following advisory resolution:
RESOLVED, that the stockholders of Skilled Healthcare Group, Inc. hereby approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis section and the related tabular and narrative disclosure in the company's proxy statement for the 2013 Annual Meeting of Stockholders.
The compensation paid to our executive officers is based on an overall program design that ties a substantial percentage of an executive's compensation to the attainment of financial and other performance measures that the board of directors and Compensation Committee believe promote the creation of long-term stockholder value and position our company for long-term success. As described more fully in the foregoing Compensation Discussion and Analysis section of this proxy statement, the mix of fixed and performance-based compensation, the terms of our annual performance plan and our long-term incentive awards, as well as the terms of our executives' employment agreements, are designed to enable us to attract and maintain top talent while, at the same time, creating a close relationship between performance and compensation.
Our board of directors believes that the design of our compensation programs, the information provided above and the disclosure in the Compensation Discussion Analysis section of this proxy statement demonstrate the aforementioned objectives. Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE RELATED TABULAR AND NARRATIVE DISCLOSURE IN THIS PROXY STATEMENT.

PROPOSAL 3: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our board of directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. A representative of Ernst & Young LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Although ratification by our stockholders is not a prerequisite to the ability of the Audit Committee to select Ernst & Young LLP as our independent registered public accounting firm, we believe such ratification to be desirable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Ernst & Young LLP as our independent registered public accounting firm. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of an independent registered public accounting firm will be reconsidered by the Audit Committee; provided, however, the Audit Committee may select Ernst & Young LLP notwithstanding the failure of the stockholders to ratify its selection. If the appointment of Ernst & Young LLP is ratified, the Audit Committee will continue to conduct an ongoing review of Ernst & Young LLP's scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time.
Board Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.
Independent Registered Public Accounting Firm
Ernst & Young LLP provided audit, audit-related and tax services to us during the fiscal years ended December 31, 2012 and 2011 as follows:

Type of Fees	Fiscal 2012	Fiscal 2011
Audit Fees	$1,037,600	$1,102,248
Audit-Related Fees	--	57,320
Tax Fees	502,250	484,350
All Other Fees	--	58,450
Total	$1,539,850	$1,702,368
Audit Fees
The category includes fees associated with our annual audit and the review of our quarterly reports on Form 10-Q. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements, and the assistance with the review of our SEC registration statements.
Audit-Related Fees
This category includes fees associated with accounting consultations and attestation services that are not required by statute or regulation.
Tax Fees
In 2012, this category included $198,300 in fees associated with tax return preparation and $303,950 in fees associated with tax planning and advice. In 2011, this category included $225,675 in fees associated with tax return preparation and $258,675 in fees associated with tax planning and advice.
All Other Fees
No other fees were paid in 2012. In 2011, this category included $44,100 in fees for services rendered in connection with our exploration of strategic alternatives and $14,350 in fees for services rendered in connection with our responses to SEC staff comments on prior Exchange Act filings. We did not engage Ernst & Young LLP to provide any other services during the fiscal years ended December 31, 2012 or 2011.
Pre-Approval Policies and Procedures
The Audit Committee has specifically approved all of the audit and non-audit services performed by Ernst & Young LLP and has determined the rendering of such non-audit services was compatible with maintaining Ernst & Young LLP's independence. In fiscal years 2012 and 2011 all audit fees, audit-related fees, and tax fees were pre-approved by the Audit Committee directly.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE
AMENDED AND RESTATED SKILLED HEALTHCARE GROUP, INC. 2007 INCENTIVE AWARD PLAN
We are asking our stockholders to approve an amendment to the Amended and Restated Skilled Healthcare Group, Inc. 2007 Incentive Award Plan, which we sometimes refer to as the “2007 Plan,” to increase the number of shares of our Class A common stock that may be issued under the 2007 Plan by 1,000,000 shares, from 4,473,181 shares to 5,473,181 shares.
Upon recommendation of our Compensation Committee, our board of directors approved the amendment to the 2007 Plan on March 15, 2013 (the “Amendment”), subject to stockholder approval.
The purpose of the Amendment is to increase the number of shares that may be issued pursuant to awards under the 2007 Plan in order to provide additional incentive for employees, members of our board of directors, and consultants to promote our success and enhance our value by linking their personal interests to those of our stockholders.
If our stockholders approve the Amendment to the 2007 Plan, such approval will be considered approval of (i) the material terms of the performance goals under the 2007 Plan, as amended, for purposes of Section 162(m) of the Code, and (ii) the 2007 Plan for purposes of Section 422 of the Code. If the Amendment is not approved by our stockholders, we may continue granting awards under the 2007 Plan, as approved by our stockholders in 2011 and as in effect immediately prior to the adoption of the Amendment by our board of directors, and the 2007 Plan (without regard to the Amendment) will remain in full force and effect.
The principal features of the full 2007 Plan, as proposed to be amended by the Amendment, are summarized below for the convenience and information of our stockholders. This summary is qualified in its entirety by reference to the 2007 Plan and the proposed Amendment. A copy of the 2007 Plan as it currently exists was filed as Appendix A to our definitive proxy statement filed with the SEC on April 1, 2011 in connection with our 2011 annual meeting of stockholders. A copy of the Amendment, is attached as Exhibit A to this proxy statement. We encourage you to read the 2007 Plan and the proposed Amendment carefully.
Compensation and Governance Best Practices

•
No Repricing or Replacement of Options or Stock Appreciation Rights. Without stockholder approval, we may not amend any option or stock appreciation right to reduce the exercise price or replace any option or stock appreciation right with cash or any other award when the price per share of the option or stock appreciation right exceeds the fair market value of the underlying shares, in each case except in limited instances described below in “--Adjustments for Stock Splits, Recapitalizations and Mergers”.

•
Limitations on Grants. The maximum aggregate number of shares with respect to awards that may be granted to any one person during any calendar year is 561,000 shares, except that in the year of initial hiring of an employee, the maximum number of shares of our Class A common stock with respect to one or more stock-based awards that may be granted to such employee during the year of initial hiring will not exceed 841,500 shares.

•
No In-the-Money Option or Stock Appreciation Right Grants. Options and stock appreciation rights may not be granted with an exercise or base price less than the fair market value, generally the closing price, of our Class A common stock on the date of grant.

•
Section 162(m) Qualification. The 2007 Plan is designed to allow the Company to grant awards under the 2007 Plan that may be intended to qualify as performance-based compensation under Section 162(m) of the Code.

Independent Administration. The Compensation Committee of our Board generally administers the 2007 Plan.
Background for the Request to Increase Shares
In its determination to approve the Amendment, the board reviewed an analysis prepared by management, which included an analysis of certain burn rate, dilution and overhang metrics, and the costs of the 2007 Plan, including the estimated shareholder value transfer cost that could result from the increase in shares available for issuance pursuant to the Amendment. Specifically, the Board considered that:

•
In 2012, 2011 and 2010, we granted equity awards representing a total of approximately 748,738 shares, 482,139 shares and 1,163,907 shares, respectively. This level of equity awards represents a three-year average burn rate of 2.1% of fully diluted common shares outstanding.

•
If we do not increase the shares available for issuance under the 2007 Plan, then based on historical usage rates of shares and current grant practices under the 2007 Plan, we believe there is a substantial likelihood that there would not be sufficient shares available for issuance in the 2007 Plan to make our customary employee grants in early 2014 without some combination of grant size reduction or a reduction in the number of grant recipients.

•
Based on historical usage rates and current grant practices, we estimate that the shares reserved for issuance under the 2007 Plan, as increased pursuant to the Amendment, would be sufficient for approximately 1 to 2 years of awards, assuming we continue to grant awards consistent with our historical usage and current practices, as reflected in our three-year average burn rate, and noting that future circumstances may require us to change our current equity grant practices.

•
In 2012, 2011 and 2010, our end of year overhang rate, calculated by dividing (i) the number of shares subject to equity awards outstanding at the end of the fiscal year plus the number of shares remaining available for issuance under 2007 Plan, by (ii) the number of our shares outstanding at the end of the fiscal year, was 9.3%, 10.3%, and 11.2%, respectively. If approved, the issuance of the additional shares to be reserved under the 2007 Plan pursuant to the Amendment would dilute the holdings of shareholders by an additional 2.5% on a fully diluted basis, based on the number of shares of our Class A and Class B common stock outstanding as of March 14, 2013.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the board has determined that the requested increase of 1,000,000 shares pursuant to the Amendment is reasonable and appropriate at this time.
SUMMARY OF THE MATERIAL TERMS OF THE 2007 PLAN
Administration
The Compensation Committee of our board of directors currently administers the 2007 Plan, except with respect to awards granted to non-employee directors, which are administered by the full board of directors. The Compensation Committee may delegate its authority to grant awards to one or more members of our board of directors or one or more of our officers. Any such officer will not be delegated the authority to grant awards to executive officers and certain senior executives of the company. Our board of directors may assume authority for administration of the 2007 Plan at any time, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code are required to be determined in the sole discretion of the Compensation Committee.
Subject to the terms and conditions of the 2007 Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, to revise awards and to make all other determinations and take all other actions necessary or advisable for the administration of the 2007 Plan. The administrator is also authorized to adopt, amend or rescind rules relating to administration of the 2007 Plan.
Securities Subject to the 2007 Plan
As of March 14, 2013, the maximum aggregate number of shares of our Class A common stock that could be issued or transferred pursuant to awards under the 2007 Plan was 4,473,181 shares (which does not include the additional 1,000,000 shares of our Class A common stock that we are asking stockholders to approve under this Proposal 4).
The 2007 Plan contains the following counting and replenishment provisions:

•
To the extent that an award granted under the 2007 Plan terminates, expires, lapses or is forfeited for any reason, any shares subject to the award at such time will be available for future grants under the 2007 Plan;

•
If any shares of restricted stock are surrendered by a participant or repurchased by us pursuant to the terms of the 2007 Plan, such shares also will be available for future grants under the 2007 Plan;

•
To the extent that shares are tendered or withheld to satisfy the exercise price or tax withholding obligation with respect to any award under the 2007 Plan, such tendered or withheld shares will not be available for future grants under the 2007 Plan;

•	To the extent required under Section 162(m) of the Code, shares subject to canceled awards will continue to be counted against this award limit;

•	The payment of dividend equivalents in conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2007 Plan; and

•
To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the 2007 Plan.

In no event, however, will any shares of our Class A common stock again be available for future grants under the 2007 Plan if any action described above would prevent us from being able to grant stock options under the 2007 Plan that qualify as “incentive stock options” under Section 422 of the Code.
The shares of our Class A common stock covered by the 2007 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. For purposes of the 2007 Plan, the “fair market value” of a share of our Class A common stock as of any given date is the closing sales price for a share of Class A common stock on such date, or, if there is no closing sales price for the Class A common stock on the date in question, the closing sales price for a share of Class A common stock on the last preceding date for which such quotation exists, as reported in the Wall Street Journal, or such other source as the administrator deems reliable. The closing sales price for a share of our Class A common stock on March 14, 2013 was $6.50, as reported by the New York Stock Exchange.
No participant may be granted stock-based awards under the 2007 Plan in any calendar year covering more than 561,000 shares, except that in the year of initial hiring of an employee, the maximum number of shares of our Class A common stock with respect to one or more stock-based awards that may be granted to such employee during the year of initial hiring will not exceed 841,500 shares.
The maximum number of shares of our Class A common stock subject to stock-based awards that may be granted under the 2007 Plan, or that may be granted to any individual participant during any calendar year, is subject to adjustment in the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin off or other transaction that affects our Class A common stock, as described below under “- Adjustments for Stock Splits, Reorganizations, and Mergers.”

Eligibility
Our employees, non-employee directors and consultants, and the employees and consultants of our subsidiaries, are eligible to receive awards under the 2007 Plan. As of March 1, 2013, there were approximately 75 eligible employees and consultants and seven eligible non-employee directors. The administrator determines which of our employees, consultants and directors will be granted awards. No employee, non-employee director or consultant is entitled to participate in the 2007 Plan as a matter of right, nor does any such participation constitute assurance of continued employment or service with us. Only those employees, non-employee directors and consultants who are selected to receive grants by the administrator may participate in the 2007 Plan.
Awards Under the 2007 Plan
The 2007 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof, to any eligible participant. Each award granted will be set forth in a separate written agreement with the participant receiving the award indicating the type, terms and conditions of the award.
Non-Qualified Stock Options. Non-qualified stock options provide for the right to purchase shares of our Class A common stock at a specified price not less than the fair market value on the date of grant, and usually become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the participant's continued employment or service with us during the applicable vesting period and/or subject to the satisfaction of corporate or individual performance targets established by the administrator. Non-qualified stock options may be granted for any term specified by the administrator, but may not exceed ten years.
Incentive Stock Options. Incentive stock options are designed to comply with the applicable provisions of the Code, and are subject to certain restrictions contained in the Code. Among such restrictions, incentive stock options must have an exercise price not less than the fair market value of a share of our class A common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. Incentive stock options, however, may be subsequently modified to disqualify them from treatment as incentive stock options. The total fair market value of shares (determined as of the respective date or dates of grant) for which one or more options granted to any employee by us (including all options granted under the 2007 Plan and all of our other option plans or option plans of our parent or subsidiary corporations) may for the first time become exercisable as incentive stock options during any one calendar year cannot exceed the sum of $100,000. To the extent this limit is exceeded, the options granted will be treated as non-qualified stock options. In the case of an incentive stock option granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our stock or the stock of our parent or any of our subsidiary corporations, which we sometimes refer to as a 10% Owner, the 2007 Plan provides that the exercise price of an incentive stock option must be at least 110% of the fair market value of a share of our class A common stock on the date of grant and the incentive stock option must not be exercisable after a period of five years measured from the date of grant.
Like non-qualified stock options, incentive stock options usually become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the participant's continued employment or service with us during the applicable vesting period and/or subject to the satisfaction of corporate or individual performance targets established by the administrator.
Restricted Stock. Restricted stock may be issued at such price, if any, and may be made subject to such restrictions, as may be determined by the administrator, including vesting based on continued employment or service or satisfaction of performance goals or other criteria. Restricted stock typically may be repurchased by us at the original purchase price, if any, or forfeited, if the vesting conditions and other restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred, until the restrictions applicable to such shares are removed or expire. Recipients of restricted stock, unlike recipients of options or restricted stock units, generally have voting rights and receive dividends prior to the time when the restrictions lapse. However, extraordinary dividends generally will be placed in escrow, and will not be released until the restrictions are removed or expire.
Performance Awards. Performance awards may be granted by the administrator to employees, consultants or non-employee directors based upon, among other things, the contributions or responsibilities of the particular recipient. Generally, the amount paid or distributed under performance awards will be based on specific performance goals and may be paid in cash or in shares of our class A common stock, or in a combination of both, at the election of the administrator. Performance awards may also include bonuses granted by the administrator, which may be payable in cash or in shares of our Class A common stock, or in a combination of both, upon attainment of specified performance goals.
Section 162(m) “Performance-Based” Awards. The administrator may grant stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments under the 2007 Plan that are paid, vest or become exercisable upon the achievement of specified performance goals, which are related to one or more of the following performance criteria, as applicable to us, on an overall basis, or any subsidiary, division, operating unit or individual:

•	net earnings (either before or after interest, taxes, depreciation and/or amortization);

•	gross or net sales or revenue;

•	net income (either before or after taxes);

•	operating earnings;

•	cash flow (including, but not limited to, operating cash flow and free cash flow);

•	return on assets;

•	return on capital;

•	return on stockholders' equity;

•	return on sales;

•	gross or net profit or operating margin;

•	costs;

•	funds from operations;

•	expense;

•	working capital;

•	earnings per share;

•	price per share of our Class A common stock;

•	regulatory body approval for commercialization of a product or service;

•	implementation or completion of critical projects; and

•	market share.
Performance goals established based on the performance criteria may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to the results of a peer group. Achievement of each performance goal will be determined in accordance with United States generally accepted accounting principles to the extent applicable. Performance goals will be specified in the recipient's award agreement. The administrator may establish performance goals and criteria that are intended to comply with the requirements of Section 162(m) of the Code and Treasury Regulations thereunder.
To the extent permitted under Section 162(m) of the Code, the administrator may provide that certain adjustments will be made for purposes of determining the achievement of one or more of the performance goals established for a performance award. Any such adjustments will be objectively determinable and will be intended to prevent the dilution or enlargement of the benefits to which the participant may become entitled in the event of any unusual or extraordinary corporate item, transaction, event, or development, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting us, or our financial statements, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
No individual may receive cash-settled performance awards in any fiscal year having an aggregate maximum amount payable in excess of $1 million.
Dividend Equivalents. Dividend equivalents represent the value of the dividends per share paid by us, if any, calculated with reference to a specified number of shares covered by stock options, stock appreciation rights or other awards held by the participant. Dividend equivalent rights may be granted alone or in connection with stock options, stock appreciation rights or other equity awards granted to the participant under the 2007 Plan. Dividend equivalents may be paid in cash or shares of our class A common stock, or in a combination of both, at the election of the administrator.
Stock Payments. Stock payments may be authorized by the administrator in the form of our Class A common stock or an option or other right to purchase Class A common stock and may, without limitation, be issued as part of a deferred compensation arrangement in lieu of all or any part of compensation - including, without limitation, salary, bonuses, commissions and directors' fees - that would otherwise be payable in cash to the employee, non-employee director or consultant.
Deferred Stock Awards. Deferred stock awards provide for the right to receive shares of our Class A common stock. Deferred stock may not be sold or otherwise hypothecated or transferred until the shares are issued. Deferred stock will not be issued until the deferred stock award has vested, and until the occurrence of a distribution date or event specified by the administrator. Recipients of deferred stock generally will have no voting rights, dividend rights or other rights prior to the time when the vesting conditions are satisfied and the shares are issued. Deferred stock awards generally are forfeited, and the underlying shares of deferred stock will not be issued, if the applicable vesting conditions and other restrictions are not met. The administrator may permit a participant to elect his or her distribution date or event, subject to the requirements of Section 409A of the Code.
Restricted Stock Units. Restricted stock units entitle the holder to receive shares of our Class A common stock, subject to the removal of restrictions which may include completion of the applicable vesting service period or the attainment of pre-established performance goals. The shares of our Class A common stock issued pursuant to vested restricted stock units may be distributed beyond the time at which the restricted stock units vest. The administrator may permit a participant to elect his or her distribution date or event, subject to the requirements of Section 409A of the Code. Restricted stock units may not be sold, or otherwise hypothecated or transferred, and holders of restricted stock units do not have voting rights. Restricted stock units generally are forfeited, and the underlying shares of stock are not issued, if the applicable vesting conditions and other restrictions are not met.
Stock Appreciation Rights. Stock appreciation rights provide for the payment of an amount to the holder based upon increases in the price of our Class A common stock over a set base price. The administrator may grant coupled stock appreciation rights or independent stock appreciation rights under the 2007 Plan.
A coupled stock appreciation right will relate to a particular option and will be exercisable only when and to the extent the related option is exercisable. A coupled stock appreciation right may be granted for no more than the number of shares subject to the simultaneously granted option to which it is coupled. If a participant (or another person entitled to exercise the option pursuant to the 2007 Plan) is granted a coupled stock appreciation right, he or she will be entitled to surrender to us the unexercised portion of the option to which the coupled stock appreciation right relates (to the extent then exercisable pursuant to its terms) in exchange for an amount based upon the increase in the fair market value of our Class A common stock over the established exercise price of the coupled stock appreciation right, subject to any limitations the administrator may impose.
The term of an independent stock appreciation right will be set by the administrator, but may not be more than ten years from the date of grant. The exercise price of any independent stock appreciation right granted under the Plan will be set by the administrator, but must be at least 100% of the fair market value of a share of our Class A common stock on the date of grant.
Stock appreciation rights under the 2007 Plan may be settled in cash or shares of our Class A common stock, or in a combination of both, at the election of the administrator. Stock appreciation rights may be granted in connection with stock options or other awards, or separately.
Vesting and Exercise of Awards
The applicable award agreements contain the period during which the right to exercise the award in whole or in part vests, in addition to any other conditions required for vesting. At any time after the grant of an award, the administrator may accelerate the period during which such award vests, subject to certain limitations. No portion of an award which is not vested at a participant's termination of employment, termination of board service, or termination of consulting relationship will subsequently become vested, except as may be otherwise provided by the administrator either in the agreement relating to the award or by action following the grant of the award.
Generally, an option or stock appreciation right may only be exercised while such person remains our employee, director or consultant, as applicable, or for a specified period of time (up to the remainder of the award term) following the participant's termination of employment or service. An award may be exercised for any vested portion of the shares subject to such award until the award expires. Any unvested portion of an award generally will expire and be cancelled as of the date of a participant's termination of employment or service.
Only whole shares of our Class A common stock may be purchased or issued pursuant to an award. Any required payment for the shares subject to an award, plus all applicable withholding taxes, will be paid in the form of cash or a check payable to us in the amount of the aggregate purchase price plus all applicable withholding taxes. However, the administrator may, in its discretion, and subject to applicable laws, allow payment through one or more of the following:

•	the participant's delivery of certain shares of Class A common stock owned by the participant;

•	the participant's surrender of shares of Class A common stock which would otherwise be issuable upon exercise or vesting of the award;

•	the participant's delivery of property of any kind which constitutes good and valuable consideration;

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with respect to options, a sale and remittance procedure pursuant to which the participant will place a market sell order with a broker with respect to the shares of Class A common stock then issuable upon exercise of the option and the broker will timely pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price for the purchased shares plus all applicable income and employment taxes we are required to withhold by reason of such exercise; or

•	any combination of the foregoing.
An otherwise permissible manner of payment, however, will not be allowed to the extent that the administrator determines it may result in an extension or maintenance of credit or an arrangement for the extension of credit, in the form of a personal loan to or for any director or executive officer of the company that is prohibited by Section 13(k) of the Securities and Exchange Act of 1934, as amended, or otherwise violates any applicable law.
We have the right to deduct or withhold, or require the participant to remit to us, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to the issuance, vesting, payment, exercise or any other taxable event relating to an award.
Transferability of Awards
Awards generally may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution or, subject to the consent of the administrator of the 2007 Plan, pursuant to a domestic relations order, unless and until such award has been exercised, or the shares underlying such award have been issued, and all restrictions applicable to such shares have lapsed. Non-qualified stock options may also be transferred with the administrator's consent to certain family members and trusts. Awards may be exercised, during the lifetime of the holder, only by the holder or a permitted transferee.

Historical Plan Benefits
The following table sets forth summary information concerning the number of shares of our Class A common stock subject to outstanding grants made under the 2007 Plan to our executive officers, directors and other employees since the Plan's inception in 2007 through March 1, 2013.
Equity Award Transactions

Name	Number of Shares Underlying Option Grants (#)	Weighted Average Exercise Price ($)	Number of Shares Underlying Restricted Stock Grants (#)
Named Executive Officers:
Boyd W. Hendrickson, Chairman and Chief Executive Officer.................................................................................	136,629	$8.42	708,454
Jose C. Lynch, President and Chief Operating Officer......	270,036	$7.44	566,582
Devasis Ghose, Executive Vice President, Chief Financial Officer and Treasurer..........................................................	250,247	$9.81	489,728
Roland G. Rapp, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary........	188,628	$7.17	381,770
Matt Moore, Executive Vice President of Inpatient Operations...........................................................................	42,468	$9.32	140,846
Other Directors:
Michael E. Boxer, Director.................................................	--	--	67,497
Robert M. Le Blanc, Lead Director....................................	--	--	--
M. Bernard Puckett, Director..............................................	--	--	64,218
Glenn S. Schafer, Director..................................................	--	--	67,497
William C. Scott, Director..................................................	--	--	67,497
Linda Rosenstock, M.D., Director......................................	--	--	52,785
Bruce A. Yarwood, Director................................................	--	--	31,660
All executive officers as a group (13 persons)....................	1,011,655	$8.26	2,759,407
All directors who are not executive officers as a group (7 persons)...................................................	--	--	351,154
All employees, including current officers who are not executive officers, as a group (approximately 75 persons)................................................	1,122,195	$8.83	4,473,290

Adjustments for Stock Splits, Recapitalizations and Mergers
In the event of any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets, or exchange of our Class A common stock or other securities, issuance of warrants or other rights to purchase our Class A common stock or other securities, or other similar corporate transaction or event, then the administrator will make proportionate adjustments to any or all of:

•	the number and kind of shares of our class A common stock (or other securities or property) with respect to which awards may be granted or awarded under the 2007 Plan;

•
the maximum number of shares of our class A common stock (or other securities or property) that may be granted subject to stock-based awards under the 2007 Plan to any individual during any calendar year;

•	the number and kind of shares of our class A common stock (or other securities or property) subject to outstanding awards under the 2007 Plan; and

•	the grant or exercise price with respect to any outstanding award.

In addition, in the event of any transaction or event described in the immediately preceding paragraph or in the event of certain other unusual or nonrecurring transactions or events affecting us or any of our affiliates, or our financial statements or the financial statements of any of our affiliates, or of changes in applicable laws, regulations or accounting principles, the administrator may, in its discretion and on such terms and conditions as it deems appropriate, take one or more of the following actions:

•
provide for the purchase of an award for an amount of cash equal to the amount that could have been attained upon the exercise of such award or realization of the participant's rights had such award been currently exercisable or payable or fully vested;

•	provide for the replacement of one or more awards with other rights or property selected by the administrator in its sole discretion;

•	provide that the award cannot vest, be exercised or become payable after such event;

•	provide that the award will be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the award agreement or the 2007 Plan;

•
provide that one or more awards will be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

•
adjust the number and type of shares of our class A common stock (or other securities or property) subject to outstanding awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards that may be granted in the future; and

•
provide that, for a specified period of time prior to such event, the restrictions imposed under an award agreement upon some or all shares of restricted stock, restricted stock units or deferred stock may be terminated, and, in the case of restricted stock, some or all shares of such restricted stock may cease to be subject to repurchase or forfeiture after such event.

No adjustment or action permitted under the 2007 Plan, however, will be authorized to the extent that such adjustment or action would:

•	cause an award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code if such award is intended to so qualify;

•	cause the 2007 Plan to violate Section 422(b)(1) of the Code;

•
result in short-swing profits liability under Section 16 of the Securities and Exchange Act of 1934, as amended, or violate the exemptive conditions of Rule 16b-3 promulgated thereunder, unless the administrator determines that the award is not intended to comply with such exemptive conditions;

•	cause an award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such award; or
affect or restrict our right or power or the right or power of our stockholders to make or authorize any adjustment to our capital structure or business or any corporate act or proceeding.
Change in Control
In the event of a “Change in Control” (as defined in the 2007 Plan), each outstanding award is to be assumed, or substituted for an equivalent award, by the successor corporation. If the successor corporation does not provide for the assumption or substitution of the awards, the administrator may cause all awards to become fully exercisable prior to the consummation of the transaction constituting a Change in Control. If an award becomes exercisable in lieu of assumption or substitution in connection with a Change in Control, the award will be exercisable for 15 days and will terminate at the end of such period. The award agreements pursuant to which grants of awards are made under the 2007 Plan may provide for specific treatment of such award upon a “Change in Control”.
Amendment and Termination of the 2007 Plan
The administrator may amend the 2007 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the New York Stock Exchange (or any other market or stock exchange on which our Class A common stock is at the time primarily traded).
Stockholder approval will be specifically required to increase the number of shares available for issuance under the 2007 Plan or decrease the exercise price of any outstanding stock option or stock appreciation right granted under the 2007 Plan. In addition, except as described under “Adjustments for Stock Splits, Recapitalizations, and Mergers,” the administrator may not, without the approval of our stockholders: (i) authorize the amendment of any outstanding award to reduce its price per share, (ii) authorize the cancellation of any outstanding award in exchange for the grant of an award having a lesser price per share, or (iii) authorize the cancellation of any outstanding stock option or stock appreciation right in exchange for restricted stock or any other award. The administrator will have the authority, without the approval of our stockholders, to amend any outstanding stock option or stock appreciation right to increase its price per share or to cancel and replace a stock option or stock appreciation right with the grant of another stock option or stock appreciation right having a price per share that is greater than or equal to the price per share of the original stock option or stock appreciation right.
The administrator may terminate the 2007 Plan at any time. However, in no event may an award be granted pursuant to the 2007 Plan on or after April 25, 2017.
Federal Income Tax Consequences Associated with the 2007 Plan
The following is a general summary under current law of the material federal income tax consequences to participants in the 2007 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder's personal circumstances. This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.
Non-Qualified Stock Options. If an optionee is granted a non-qualified stock option under the 2007 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee will recognize ordinary income at the time of exercise in an amount equal to the difference between the option exercise price and the fair market value of a share of our Class A common stock at such time, multiplied by the number of shares for which the non-qualified stock option is exercised. The optionee's basis in the stock for purposes of determining gain or loss on subsequent disposition of such shares will be equal to the fair market value of the Class A common stock on the date the optionee exercises such option. Any subsequent gain or loss should be taxable as long-term or short-term capital gain or loss, depending on how long the optionee has held the shares at the time of disposition.
Incentive Stock Options. No taxable income should be recognized by the optionee at the time of the grant of an incentive stock option, and no taxable income should be recognized for regular tax purposes at the time the option is exercised; however, the excess of the fair market value of the shares of Class A common stock received over the option exercise price paid will be an “item of adjustment” for alternative minimum tax purposes. The optionee should recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.
Upon a qualifying disposition, the optionee should recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date (or, if less, the price at which the shares are sold) over the exercise price paid for the shares should be taxable to the optionee as ordinary income. Any additional gain or loss recognized upon the disposition should be taxable as long-term or short-term capital gain or loss, depending on how long the optionee has held the shares at the time of disposition.
An option will only qualify as an incentive stock option to the extent that the aggregate fair market value of the shares with respect to which the option first becomes exercisable in any calendar year is equal to or less than $100,000. For purposes of this rule, the fair market value of the shares is determined as of the date the incentive stock option is granted. To the extent a stock option intended to qualify as an incentive stock option under Section 422 of the Code is exercisable for shares in excess of this $100,000 limitation, the excess portion of the stock option will be taxable as a non-qualified stock option. In addition, an incentive stock option exercised more than three months after an optionee terminates employment, other than by reason of death or disability, generally will be taxable as a non-qualified stock option.
We will not be entitled to any federal income tax deduction if the optionee makes a qualifying disposition of the shares. If the optionee makes a disqualifying disposition of the shares, then generally, we will be entitled to a federal income tax deduction for the taxable year in which such disposition occurs, equal to the ordinary income recognized by the optionee.
Restricted Stock. In general, a participant should not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code. However, at the time the restricted stock is no longer subject to the substantial risk of forfeiture (e.g., when the restrictions lapse on a vesting date or the vesting conditions are satisfied) or the shares become transferable, the participant should recognize ordinary income on the difference, if any, between the fair market value of the shares of restricted stock (disregarding any restrictions which may lapse, such as vesting restrictions) on the date the restrictions lapsed or the shares become transferable and the amount the participant paid, if any, for such restricted stock. Recipients of restricted stock under the 2007 Plan may, however, make an election under Section 83(b) of the Code to be taxed at the time the restricted stock is transferred to the recipient in an amount equal to the difference, if any, between the fair market value of the restricted stock (disregarding any restrictions which may lapse, such as vesting restrictions) on the date of transfer and the amount the participant paid, if any, for such restricted stock. If a timely Section 83(b) election is made, the participant should not recognize any additional income as and when the restrictions applicable to the restricted stock lapses.
Performance Awards and Dividend Equivalents. A recipient of a performance award or a dividend equivalent award generally will not recognize taxable income at the time of grant. However, at the time such an award is paid, whether in cash or in shares of class A common stock, the participant will recognize ordinary income equal to value received.
Stock Payments. A participant who receives a stock payment generally should recognize taxable ordinary income in an amount equal to the fair market value of the shares received.
Deferred Stock Awards. A recipient of a deferred stock award generally will not recognize taxable income upon the grant of such award. However, when a deferred stock award vests and the shares are issued to the recipient, the recipient generally will recognize ordinary income in an amount equal to the fair market value of the shares on the date of issuance less the purchase price, if any, paid for such shares.
Restricted Stock Units. A recipient of a restricted stock unit award generally will not recognize taxable income upon the grant of such award. When an award is settled, whether in cash or shares of Class A common stock, the recipient generally will recognize ordinary income in an amount equal to the fair market value of the shares received.
Stock Appreciation Rights. A participant generally will not recognize taxable income upon the receipt of a stock appreciation right. However, upon exercise of a stock appreciation right, the cash or the fair market value of the shares received will be taxable to the recipient as ordinary income in the year of such exercise.
Tax Deductions and Section 162(m) of the Code. Except as otherwise described above with respect to incentive stock options, we generally should be entitled to a federal income tax deduction at the same time and for the same amount as the recipient recognizes ordinary income, subject to the limitations of Section 162(m) of the Code with respect to compensation paid to certain “covered employees.” Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million in any one year. The Section 162(m) deduction limit, however, does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee. In particular, stock options and stock appreciation rights will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date). Other awards granted under the 2007 Plan may qualify as “performance-based compensation” for purposes of Section 162(m), if such awards are granted or vest based upon the achievement of one or more pre-established objective performance goals using one of the performance criteria described above.
The 2007 Plan is structured in a manner that is intended to provide the compensation committee with the ability to provide awards that satisfy the requirements for qualified “performance-based compensation” under Section 162(m) of the Code. In the event the compensation committee determines that it is in our best interests to make use of such awards, the remuneration attributable to those awards should not be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.
Section 409A of the Code. Certain awards under the 2007 Plan may be considered “non-qualified deferred compensation” for purposes of Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a non-qualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the non-qualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to an additional 20% federal income tax as well as potential premium interest tax.

New Plan Benefits Under the Amendment
As of March 14, 2013, no equity awards had been granted under the 2007 Plan on the basis of the increase to the number of shares of our Class A common stock that may be issued under the 2007 Plan pursuant to this Proposal 4. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2007 Plan, as amended by the Amendment, or the benefits that would have been received by such participants if the 2007 Plan, as proposed to be amended by the Amendment, had been in effect in the year ended December 31, 2012.
Required Vote
For a description of the votes required for approval of the Amendment to the Amended and Restated Skilled Healthcare Group, Inc. 2007 Incentive Award Plan, please see “- Quorum and Votes Required” above. Should such stockholder approval not be obtained, the proposed increase to the number of shares of our Class A common stock that may be issued under the 2007 Plan will not be implemented. The 2007 Plan will, however, continue in effect, and equity awards may continue to be made under the 2007 Plan, as approved by our stockholders in May 2011, until all the shares available for issuance under the 2007 Plan have been issued or until the plan terminates on its currently scheduled April 25, 2017 expiration date.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT to THE 2007 PLAN.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policy Regarding Related Person Transactions
Effective as of April 2007, our board of directors adopted a written policy to which all related party transactions are subject. Related party transactions are transactions between us and our directors or members of senior management, as defined by Item 404 of Regulation S-K of the Securities Act of 1933. Pursuant to the policy, existing related party transactions are reviewed on at least a biannual basis with the goals of ensuring that such transactions are being pursued in accordance with all of the understandings and commitments made at the time they were previously approved, ensuring that payments being made with respect to such transactions are appropriately reviewed and documented and reaffirming the continuing desirability of and need for each related party arrangement.
Newly proposed related party transactions are fully and carefully reviewed by the Audit Committee for evaluation and approval. The Audit Committee has the authority to hire and consult with outside financial, legal and other advisors as it deems appropriate in its evaluation of any such proposed transactions. The information provided to the directors reviewing a transaction must be sufficiently comprehensive so that the Audit Committee can reach informed decisions about related party transactions.
In addition, our board of directors takes active measures to ensure that the entities providing these related party services are being held to the same standards that we would demand of unaffiliated third-party service providers and there is a clear and articulable reason for procuring the services from a related party.
Although the transactions described below were entered into prior to our adoption of our related party transactions policy, each was approved by our Audit Committee when it was entered into.
Related Person Transactions
Agreement with Onex Partners Manager LP
We have an agreement with Onex Partners Manager LP, or Onex Manager, a wholly-owned subsidiary of Onex Corporation, which together with its affiliates beneficially owned approximately 82.2% of the voting power of our outstanding common stock as of March 14, 2013. In exchange for providing us with corporate finance and strategic planning consulting services, we pay Onex Manager an annual fee of $0.5 million. We reimburse Onex Manager for out-of-pocket expenses incurred in connection with the provision of services pursuant to the agreement. Robert M. Le Blanc, one of our directors, currently serves as a Managing Director of Onex Corporation.
Stockholders' Agreement
Stockholders that held approximately 88.9% of the voting power of our outstanding common stock as of March 14, 2013, including Onex Corporation and certain of its affiliates, are party to an investor stockholders' agreement. Under this agreement, these stockholders have agreed to vote their shares on matters presented to the stockholders as specifically provided in the investor stockholders' agreement, or, if not so provided, in the same manner as Onex. In particular, each non-Onex party agreed to vote all of their shares to elect to our board of directors such individuals as may be designated by Onex from time to time. Mr. Le Blanc has been designated to serve on our board of directors by Onex.
Agreement with Executive Search Solutions
We are party to an employee placement agreement, or Placement Agreement, with Executive Search Solutions, LLC, or ESS, a provider of recruiting services to the healthcare services industry, pursuant to which we pay ESS $13,905 a month to provide us with qualified candidates based on our specified criteria for positions including director of nursing, business office manager and nursing home administrator and overhead positions at a director level or above. The current one-year term of Placement Agreement ran through January 31, 2013, and will automatically renew for an additional one-year term each February 1 unless it is earlier terminated by the parties in accordance with its terms. Our Chairman and Chief Executive Officer, Boyd W. Hendrickson, and our President and Chief Operating Officer, Jose C. Lynch, each serve as managing members of and each hold a beneficial ownership interest of 30.0% of ESS. In 2012, we paid ESS $168,639.

Agreement with LTC Properties
Mr. Hendrickson is also a member of the board of directors for LTC Properties, Inc., which owns five skilled nursing facilities in New Mexico that are leased and operated by several of our affiliated companies. Mr. Hendrickson also serves as a managing member and holds a 30% beneficial ownership interest in Executive Search Solutions, LLC, a provider of recruiting services to the healthcare services industry, which we use to provide us with qualified candidates based on our specified criteria.
Hospice and Home Health Agreements
In May 2010, we acquired substantially all of the assets of five Medicare-certified hospice companies and four Medicare-certified home health companies from a group of related sellers consisting of Rocky Mountain Hospice, LLC, Creekside Hospice, Inc., Sun Valley Hospice, LLC, Legacy Hospice Care, LLC, Creekside Health Care, Inc., Legacy Home Care, LC, Sun Valley Home Care, LLC, Hospice Solutions, LLC, Rocky Mountain Home Care, Inc. (who we collectively refer to as the “Sellers”). Pursuant to the purchase agreement, we and D. Shane Peck entered into an employment agreement pursuant to which he now serves as President and Chief Operating Officer of Signature Hospice & Home Health, LLC, which is one of our consolidated subsidiaries. Jonathan R. Monks, who was also a principal of the Sellers, now serves as Senior Vice President of Signature Hospice & Home Health, LLC.
Mr. Peck holds ownership interests in each of the Sellers as follows: Rocky Mountain Hospice, LLC (approximately 33%), Creekside Hospice, Inc. (approximately 33%), Sun Valley Hospice, LLC (30%), Legacy Hospice Care, LLC (25%), Creekside Health Care, Inc. (approximately 33%), Legacy Home Care, LLC (20%), Sun Valley Home Care, LLC (20%), Hospice Solutions, LLC (25%) and Rocky Mountain Home Care, Inc. (60%). Mr. Monks holds ownership interests in each of the Sellers as follows: Rocky Mountain Hospice, LLC (approximately 33%), Creekside Hospice, Inc. (approximately 33%), Sun Valley Hospice, LLC (30%), Legacy Hospice Care, LLC (25%), Creekside Health Care, Inc. (approximately 33%), Legacy Home Care, LLC (20%), Sun Valley Home Care, LLC (20%), Hospice Solutions, LLC (25%) and Rocky Mountain Home Care, Inc. (10%). Under the terms of the purchase agreement, the Sellers are eligible to earn up to an aggregate of $19.9 million in contingent earn-out and deferred payments. The earn-out payments of up to approximately $7.0 million will be based on the achievement of certain levels of Adjusted EBITDA (as defined in the purchase agreement) by the home healthcare and hospice businesses transferred by the Sellers during each of the 12 months ended June 30 of 2011 through and including 2015. The deferred payments consist of approximately $10.0 million worth of promissory notes and $2.9 million worth of delayed cash payments to be paid on May 1 of 2011, 2012 and 2013.
As a result of the transactions contemplated by the purchase agreement, we lease facilities in Mesa, Arizona from Home Care Investments, LLC and in Las Vegas, Nevada from Creekside Health Care, Inc. Mr. Peck and Mr. Monks each has an approximate 33% ownership interest in Home Care Investments, LLC and an approximate 33% interest in Creekside Health Care, Inc. Our aggregate lease payments in 2012 to Home Care Investments, LLC and Creekside Health Care, Inc. were $180,000 and $193,841, respectively. As part of the transactions contemplated by the purchase agreement, we assumed several contracts pursuant to which the acquired businesses purchase durable medical equipment from three companies in which Mr. Peck, Mr. Monks and certain of their relatives have ownership interests. We paid those companies an aggregate of approximately $1.5 million in 2012. The aforementioned purchase agreement was filed as an exhibit to our Quarterly Report on Form 10-Q filed with the SEC on May 4, 2010 and the joinder agreement to such purchase agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on May 26, 2010.
Indemnification Agreements
We have entered into indemnification agreements with our executive officers and directors containing provisions that may require us, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as executive officers or directors.
We believe that all of these related party transactions were either on terms at least as favorable to us as could have been obtained through arm's-length negotiations with unaffiliated third parties or were negotiated in connection with acquisitions, the overall terms of which were as favorable to us as could have been obtained through arm's-length negotiations with unaffiliated third parties.

OTHER MATTERS
We know of no other matters that will be presented for consideration at the annual meeting. If any other business properly comes before the annual meeting, it is the intention of the proxy holders to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other business is expressly granted by the completion of the enclosed proxy card. The proxy holders will vote at their discretion on any procedural matters that may come before the meeting.

Stockholder Proposals and Nominations
Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2013 proxy statement, your proposal must be received by us no later than November 25, 2013, and must otherwise comply with Rule 14a-8. While our board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.
Proposals and Nominations Pursuant to our Bylaws. Under our Amended and Restated Bylaws, or bylaws, in order to nominate a director or bring any other business before the stockholders at the 2013 annual meeting that will not be included in our proxy statement, you must comply with the procedures described below. In addition, you must notify us in writing and such notice must be delivered to our Corporate Secretary no earlier than January 7, 2014 and no later than February 6, 2014, unless our annual meeting for 2014 is scheduled prior to 30 days before the first anniversary of our 2013 annual meeting or after 90 days after the first anniversary of our 2013 annual meeting. This notice must be delivered not earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting and the 10th day following the day on which public announcement of the annual meeting date is made.
Our bylaws provide that a stockholder's nomination must contain the following information about the nominee: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Any candidates recommended by stockholders for nomination to our board of directors will be evaluated in the same manner that nominees suggested by board members, management or other parties are evaluated.
Our bylaws provide that a stockholder's notice of a proposed business item must include: a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment) and the reasons for conducting such business at the meeting. In addition, the bylaws provide that a stockholder proposing any nomination or other business item must include, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of our capital stock which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (iv) any material interest of the stockholder in such business, and (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as our director.
You may write to our Corporate Secretary at our principal executive office, 27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610 to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to the bylaws.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements, annual reports and other proxy materials (including Internet Availability Notices) with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are our stockholders will be householding our proxy materials this year. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your bank or broker, direct your written request to Skilled Healthcare Group, Inc., 27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610 Attn: Investor Relations, or contact the Skilled Healthcare Group, Inc. Investor Relations department at investorrelations@skilledhealthcare.com. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their bank or broker.
Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act which might incorporate future filings made by us under those statutes, neither the preceding Compensation Committee Report nor the Audit Committee Report will be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes, except to the extent we specifically incorporate such reports by reference therein. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

SKILLED HEALTHCARE GROUP, INC
Roland G. Rapp
Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary

Exhibit A
(Proposed textual additions marked with yellow highlight and proposed deletions marked with single strike-through)
AMENDED AND RESTATED
SKILLED HEALTHCARE GROUP, Inc.
2007 Incentive Award Plan
Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”), by resolution of its Board of Directors, hereby adopts the Amended and Restated Skilled Healthcare Group, Inc. 2007 Incentive Award Plan (the “Plan”). The Plan initially became effective on April 26, 2007 (the “Effective Date”) and was subsequently amended and restated, effective upon the approval of such amendment and restatement by the Company's stockholders, on May 8, 2008 and on May 2, 2011. This additional amendment and restatement of the Plan will become effective upon approval by the Company's stockholders at the Company's ~~2011~~ 2013 Annual Meeting of Stockholders.
The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company's stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company's stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.
ARTICLE I.
DEFINITIONS
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1
“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article X. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 10.5, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee has revoked such delegation.

1.2
“Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

1.3	“Award Agreement” shall mean a written agreement, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4
“Award Limit” shall mean Five Hundred Sixty One Thousand (561,000) shares of Common Stock, as adjusted pursuant to Section 11.3. Solely with respect to Performance Awards granted pursuant to Section 8.2(b), “Award Limit” shall mean One Million Dollars ($1,000,000).

1.5	“Board” shall mean the Board of Directors of the Company, as constituted from time to time.

1.6	“Change in Control” means the occurrence of any of the following events:

(a)
a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

(b)
During any 36-month period, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.6(a) or Section 1.6(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the 36-month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)
Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

(ii)
After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 1.6(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)	The Company's stockholders approve a liquidation or dissolution of the Company.
For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company's stockholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company's stockholders.

1.7	“Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8	“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

1.9	“Common Stock” shall mean the Class A common stock of the Company, par value $0.001 per share.

1.10	“Company” shall mean Skilled Healthcare Group, Inc., a Delaware corporation, or any successor entity.

1.11
“Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser is a natural person, (b) the consultant or adviser renders bona fide services to the Company or any Subsidiary; and (c) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

1.12	“Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

1.13	“Deferred Stock” shall mean rights to receive Common Stock awarded under Article VIII of the Plan, which may be expressed in terms of units, shares or otherwise.

1.14	“Director” shall mean a member of the Board.

1.15
“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded with respect to Awards pursuant to Article VIII of the Plan.

1.16	“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.17	“Effective Date” shall mean the date the Plan is approved by the Company's stockholders.

1.18	“Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Subsidiary.

1.19	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.20	“Fair Market Value” means, as of any date:

(a)
If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange) or any national market system, including without limitation any market system of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system on that date (or if no such sales price is quoted on such date, then the Fair Market Value shall be the closing sale price on the last preceding date for which such quotation exists), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)
If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, its Fair Market Value shall be the mean of the high bid and low asked prices on that date (or if no such sales price is quoted on such date, then the Fair Market Value shall be the closing sale price on the last preceding date for which such information exists), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)
If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the Fair Market Value thereof shall be established by the Administrator in good faith.

Notwithstanding the foregoing, The Fair Market Value of a share of Common Stock on the effective date of the initial public offering of the Common Stock shall be the initial offering price to the public under such initial public offering.

1.21	“Fiscal Year” means the fiscal year of the Company.

1.22	“Holder” shall mean a person who has been granted or awarded an Award.

1.23	“Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.24	“Non-Employee Director” shall mean a member of the Board who is not an Employee.

1.25	“Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.26
“Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options; provided further, however, that Incentive Stock Options shall only be granted to Employees of the Company or any Subsidiary Corporation.

1.27	“Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

1.28
“Performance Criteria” means the criteria that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following, or growth in the following, alone or in combination: (a) net earnings (either before or after (i) interest, (ii) taxes, (iii) depreciation and (iv) amortization), (b) gross or net sales or revenue, (c) net income (either before or after taxes), (d) operating earnings, (e) cash flow (including, but not limited to, operating cash flow and free cash flow), (f) return on assets, (g) return on capital, (h) return on stockholders' equity, (i) return on sales, (j) gross or net profit or operating margin, (k) costs, (l) funds from operations, (m) expense, (n) working capital, (o) earnings per share, (p) price per share of Common Stock, (q) FDA or other regulatory body approval for commercialization of a product, (r) implementation or completion of critical projects, and (s) market share, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Award; provided, however, that each Performance Criteria shall be determined in accordance with generally accepted accounting principles to the extent applicable.

1.29
“Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of any Holder of a Performance Award (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions. The achievement of each Performance Goal shall be determined in accordance with generally accepted accounting principles to the extent applicable.

1.30
“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder's right to, and the payment of, a Performance Award.

1.31	“Plan” shall mean the Skilled Healthcare Group, Inc. 2007 Incentive Award Plan, as the same may be amended or restated from time to time.

1.32	“Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.33	“Restricted Stock Units” shall mean rights to receive Common Stock awarded under Article VIII.

1.34	“Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.35	“Securities Act” shall mean the Securities Act of 1933, as amended.

1.36	“Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.37
“Stock Payment” shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses, commissions and directors' fees, that would otherwise become payable to a Employee, Non-Employee Director or Consultant in cash, awarded under Article VIII of the Plan.

1.38
“Subsidiary” shall mean any Subsidiary Corporation or any other entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of determination, securities or interests representing fifty percent (50%) or more of the total combined voting power of all outstanding classes of securities or interests (taken together as a single class) in one of the other entities in such chain.

1.39
“Subsidiary Corporation” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.40
“Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.41	“Termination of Service” shall mean:
(i) the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement; or
(ii) the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary; or
(iii) the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, and (b) terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee, provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.
The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's or Employee's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing. For purposes of the Plan, a Holder's employee-employer relationship or consulting relationship, as applicable, shall be deemed to be terminated in the event that the Subsidiary employing such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE II.
SHARES SUBJECT TO PLAN

2.1.	Shares Subject to Plan.

(a)
Subject to Section 11.3 and Section 2.1(b), the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Awards under the Plan shall be equal to ~~Four~~ Five Million Four Hundred Seventy-Three Thousand One Hundred Eighty One ~~(4,473,181)~~ (5,473,181) shares.

(b)
To the extent that an Award terminates, expires, lapses or is forfeited for any reason, any shares of Common Stock then subject to such Award shall again be available for grant pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary, and all Substitution Awards, shall not be counted against shares of Common Stock available for grant pursuant to this Plan. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be granted or awarded hereunder, subject to the limitations of Section 2.1(a). Shares of Common Stock withheld by the Company or delivered to the Company in payment of the exercise price or tax withholding obligations of any Award shall not be available for grant under the Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 2.1(b), no shares of

Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

2.2.	Stock Distributed. Any Common Stock distributed pursuant to an Award shall consist, in whole or in part, of authorized and unissued Common Stock or shares of Common Stock held in treasury.

2.3.
Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article XI, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one individual during any calendar year shall not exceed the Award Limit; provided, however, that in the year of initial hiring of an Employee, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to such Employee during such year of initial hiring shall not exceed 150% of the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE III.
GRANTING OF AWARDS

3.1.
Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2.	Provisions Applicable to Covered Employees.

(a)	The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code).

(b)
Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee, including Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of one or more specified Performance Goals.

(c)
To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any Fiscal Year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Fiscal Year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such Fiscal Year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Fiscal Year or other designated fiscal period or period of service. Following the completion of each Fiscal Year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such Fiscal Year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Fiscal Year or other designated fiscal period or period of service.

(d)
Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation (as described in Section 162(m)(4)(C) of the Code), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3.
Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b‑3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4.
At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

3.5.
Foreign Laws. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the listing standards of any foreign stock exchange on which the Company's shares are listed or traded, the Administrator, in its discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Employees, Non-Employee Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Awards to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 2.1 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local or foreign governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Administrator may not take any actions under this Section 3.6 that would violate the Code, any applicable federal, state or foreign securities law or governing statute or any other applicable law or that would require prior stockholder approval (until such approval was obtained).

3.6.
Awards in Lieu of Cash Compensation. Awards may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Non-Employee Directors in lieu of directors' fees which would otherwise be payable to such Non-Employee Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE IV.
GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND NON-EMPLOYEE DIRECTORS

4.1.	Eligibility. Each Employee, Consultant and Non-Employee Director selected by the Administrator shall be eligible to be granted an Option.

4.2.
Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary Corporation or parent corporation (as defined in Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3.
Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any then existing Subsidiary Corporation or parent corporation (as defined in Section 424(e) of the Code).

4.4.	Granting of Options to Employees and Consultants.

(a)	The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

(i)	Select from among the Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii)	Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

(iii)
Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code); and

(iv)
Subject to the provisions of Article V, determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b)
Upon the selection of an Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c)
Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5.	Granting of Options to Non-Employee Director. The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a)	Select from among the Non-Employee Directors (including Non-Employee Directors who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(b)	Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Non-Employee Directors; and

(c)	Subject to the provisions of Article V, determine the terms and conditions of such Options, consistent with the Plan.

ARTICLE V.
TERMS OF OPTIONS

5.1.	Option Price. The price per share of the shares subject to each Option granted to Employees, Non-Employee Directors and Consultants shall be set by the Administrator; provided, however, that:

(a)	Such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and

(b)
In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.2.
Option Term. The term of an Option granted to an Employee, Non-Employee Director or Consultant shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date the Option is granted if the Option is an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option in connection with any Termination of Service of the Holder, or amend any other term or condition of such Option relating to such a Termination of Service.

5.3.	Option Vesting.

(a)
The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)
No portion of an Option granted to an Employee, Non-Employee Director or Consultant which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(c)
To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary Corporation or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other “incentive stock options” with respect to such stock is granted.

5.4.
Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE VI.
EXERCISE OF OPTIONS

6.1.
Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2.
Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)	A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is to be exercised;

(b)
Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)
In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option;

(d)
Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, allow such payment to be made, in whole or in part, (i)  through the delivery (actual or constructive through attestation) of shares of Common Stock with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) through the delivery of property of any kind which constitutes good and valuable consideration; (iv) through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and the broker timely pays a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (v)  through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law; and

(e)
The receipt by the Company of full payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.3.
Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.4.
Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE VII.
AWARD OF RESTRICTED STOCK

7.1.	Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee, Non-Employee Director or Consultant who the Administrator determines should receive such an Award.

7.2.	Award of Restricted Stock.

(a)	The Administrator may from time to time, in its absolute discretion:

(i)
Select from among the Employees, Non-Employee Directors or Consultants (including Employees, Non-Employee Directors or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)	Determine the purchase price, if any, restrictions and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)
The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)
Upon the selection of an Employee, Non-Employee Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3.
Rights as Stockholders. The Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to the Restricted Stock issued to the Holder, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4.
Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, Company performance, and individual performance or any of the Performance Criteria or other criteria determined appropriate by the Administrator. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. If no consideration was paid by the Holder upon issuance, the Holder shall automatically forfeit all rights in Restricted Stock then subject to restrictions, and such Restricted Stock shall be surrendered to the Company without consideration upon Termination of Service; provided, however, that the Administrator in its sole and absolute discretion may provide that the Holder shall not forfeit any or all of such shares of Restricted Stock and the restrictions thereon shall lapse in the event of Termination of Service following a Change in Control of the Company or because of the Holder's retirement, death or disability or termination without cause, or otherwise.

7.5.
Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Service, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that the Company shall not have such right of repurchase for any or all of such shares of Restricted Stock and the restrictions thereon shall lapse in the event of a Termination of Service, following a Change in Control of the Company or because of the Holder's retirement, death or disability or termination without cause, or otherwise.

7.6.
Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7.
Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates (or book entries) representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8.
Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS

8.1.
Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalent awards, Deferred Stock awards, Stock Payment awards, and/or Restricted Stock Unit awards may be granted to any Employee, Non-Employee Director or Consultant whom the Administrator determines should receive such an Award.

8.2.	Performance Awards.

(a)
Any Employee, Non-Employee Director or Consultant selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee, Non-Employee Director or Consultant.

(b)
Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any Covered Employee in the form of a cash bonus payable upon the attainment of objective Performance Goals which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to Covered Employees shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum aggregate amount of all Performance Awards granted to a Covered Employee under this Section 8.2(b) during any calendar year shall not exceed the Award Limit. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a Covered Employee shall be determined on the basis of generally accepted accounting principles.

8.3.
Dividend Equivalents. Any Employee, Non-Employee Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Award is granted and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

8.4.
Stock Payments. Any Employee, Non-Employee Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.5.
Deferred Stock. Any Employee, Non-Employee Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the satisfaction of one or more Performance Criteria or other specific criteria as the Administrator determines to be appropriate at the time of grant, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator, if applicable, and until such distribution date as specified by the Administrator. The Administrator may permit the Holder to elect the distribution date, subject to compliance with Section 409A of the Code. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6.
Restricted Stock Units. Any Employee, Non-Employee Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Criteria or other specific criteria as the Administrator determines to be appropriate at the time of the grant, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units, which shall be no earlier than the vesting dates. The Administrator may permit the Holder to elect the distribution date, subject to compliance with Section 409A of the Code. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit distributed.

8.7.	Term. The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

8.8.
Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.9.
Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may vest or become exercisable or distributable only while the Holder is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that such Award may vest, be exercised or distributed subsequent to a Termination of Service following a Change in Control of the Company or because of the Holder's retirement, death or disability or termination without cause, or otherwise.

8.10.
Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 11.7.

ARTICLE IX.
STOCK APPRECIATION RIGHTS

9.1.
Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Employee, Non-Employee Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, or (b) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

9.2.	Coupled Stock Appreciation Rights.

(a)	A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b)	A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously granted Option to which it is coupled.

(c)
A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the CSAR from (ii) the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3.	Independent Stock Appreciation Rights.

(a)
An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator but in no event longer than ten (10) years following the grant date. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Non-Employee Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Service without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

(b)
An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by (ii) the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4.	Payment and Limitations on Exercise.

(a)
Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Stock Appreciation Right prior to fulfillment of the conditions set forth in Section 6.3 above.

(b)
Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.
ADMINISTRATION

10.1.
Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

10.2.
Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b‑3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors.

10.3.
Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

10.4.
Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

10.5.
Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Board or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals: (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Covered Employees, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XI.
MISCELLANEOUS PROVISIONS

11.1.	Transferability of Awards.

(a)	Except as otherwise provided in Section 11.1(b):

(i)
No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)
No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)
During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

(b)
Notwithstanding Section 11.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

11.2.
Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, (ii) take any action in violation of Section 11.6 to decrease the exercise price of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) take any action requiring stockholder approval under any applicable law or requirement of any stock exchange or any national market system. Except as provided in Section 11.2, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, adversely alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

11.3.	Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)
Subject to Section 11.3(e), in the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin‑off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, the Administrator shall make proportionate adjustments to any or all of:

(i)
The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, without limitation, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit);

(ii)	The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(iii)
The number and kind of shares of Common Stock (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6;

(iv)	The grant or exercise price with respect to any Award.

(b)
Subject to Sections 11.3(c) and 11.3(e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)
To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)	To provide that the Award cannot vest, be exercised or become payable after such event;

(iii)	To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv)
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)
To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

(vi)
To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(c)
Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this Section 11.3(c), an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(d)
Subject to Sections 11.3(e) and 3.2, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(e)
With respect to Awards which are granted to Covered Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such

Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded down to the next whole number.

(f)
The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g)
No action shall be taken under this Section 11.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

11.4.	Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan.

11.5.
Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award in order to satisfy the Holder's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

11.6.
Prohibition on Repricing. Subject to Section 11.3, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Award to reduce its price per share, (ii) authorize the cancellation of any outstanding Award in exchange for the grant of an Award having a lesser price per share, or (iii) authorize the cancellation of any outstanding Option or SAR in exchange for Restricted Stock or any other Award. Subject to Section 11.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Option or SAR to increase its price per share or to cancel and replace an Option or SAR with the grant of a Option or SAR having a price per share that is greater than or equal to the price per share of the original Option or SAR.

11.7.
Conditions to Issuance of Shares and Stock Certificates. The Company shall not be required to issue any shares of Common Stock or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Award or portion thereof prior to fulfillment of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges and quotation systems on which such class of stock is then listed or traded;

(b)
The completion of any registration or other qualification of such shares under any local, state, federal or foreign law, or under the rulings or regulations of the Securities and Exchange Commission or any other local, state, federal or foreign governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)
The obtaining of any approval or other clearance from any local, state, federal or foreign governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)
The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration specified in Section 6.2(d).

11.8.
Additional Limitations on Payment, Settlement or Exercise of an Award. Holders may be required to comply with any timing or other restrictions with respect to the payment, settlement or exercise of an Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

11.9.
Effect of Plan upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.10.
Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state and foreign laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.11.	Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

11.12.	Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

11.13.
Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

*****

VOTE BY THE INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR ALL of the following nominees:

1. Election of Directors	01	Robert M. Le Blanc	* For All	* Against All	* For All Except
	02	Michael E. Boxer
	03	Bruce A. Yarwood
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) here: ________________

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:
2. Advisory vote to approve the compensation of our named executive officers.			* For	* Against	* Abstain
3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.			* For	* Against	* Abstain
4. To approve an amendment to the Amended and Restated Skilled Healthcare Group, Inc. 2007 Incentive Award Plan			* For	* Against	* Abstain
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS AS SET FORTH ABOVE.

Please check this box if you plan to attend the meeting in person:	Yes *	No *
Address Change? Mark box, sign, and indicate changes below:	*		Date: _____________________________________

Signature(s) in Box
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SKILLED HEALTHCARE GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 7, 2013
11:00 a.m.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report to Stockholders (10-K Wrap) are available at www.proxyvote.com.

Skilled Healthcare Group, Inc.
27442 Portola Parkway, Suite 200
Foothill Ranch, CA 92610
proxy

This proxy is solicited by the Board of Directors.
The stockholder(s) hereby appoint(s) Jose C. Lynch and Roland G. Rapp, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of common stock of Skilled Healthcare Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. local time on May 7, 2013, at the company's office located at 27442 Portola Parkway, Suite 200, Foothill Ranch, CA 92610, and at any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on the reverse side